SCHEDULE 14A

                     Information Required in Proxy Statement

Reg. ss. 240.14a-101

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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

FSA

Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, New York 10022

                                                                  March 26, 1999

Dear Shareholder:

      You are invited to attend the 1999 Annual Meeting of Shareholders of Financial Security Assurance Holdings Ltd., which will be held at 9:00 a.m. (New York City time) on Thursday, May 13, 1999, at the offices of the Company at 350 Park Avenue, 13th Floor, New York, New York 10022. I encourage you to join us at the meeting, where you will have an opportunity to ask questions about our business and financial results for 1998 and our plans for the year ahead.

      This year, we are asking you to elect 12 directors and approve (a) our amended 1993 Equity Participation Plan and the performance goals applicable to awards of performance shares thereunder, (b) an amendment to our certificate of incorporation to increase the number of authorized shares of stock thereunder and (c) our selection of independent auditors for 1999. We have described these proposals in the attached proxy statement, which I encourage you to read fully.

      Whether or not you plan to attend the meeting, you can ensure that your shares are represented at the meeting by completing, signing and dating your proxy card and returning it in the enclosed envelope.

                                          Sincerely,


                                          Robert P. Cochran,
                                          Chairman of the Board and
                                          Chief Executive Officer

                   Financial Security Assurance Holdings Ltd.

                    Notice of Annual Meeting of Shareholders

To the Shareholders of Financial Security Assurance Holdings Ltd.:

      The annual meeting of shareholders of Financial Security Assurance Holdings Ltd. (the "Company") will be held at the offices of the Company at 350 Park Avenue, 13th Floor, New York, New York 10022, on Thursday, May 13, 1999, at 9:00 a.m., New York City time, for the following purposes:

      o to elect 12 directors of the Company for terms expiring at the 2000 Annual Meeting;

      o to approve the Company's 1993 Equity Participation Plan, as amended, and the performance goals applicable to awards of performance shares thereunder;

      o to approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares thereunder;

      o to approve the appointment by the Board of Directors of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors for the Company for the year 1999; and

      o to transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on Thursday, March 25, 1999, will be entitled to vote at the meeting, whether in person or by proxy. Please complete, sign and date the enclosed proxy card as soon as possible and return it in the envelope provided. Shareholders who attend the meeting may revoke their proxies and vote in person, if they wish to do so.

                                             By order of the Board of Directors,


                                             Bruce E. Stern,
                                             Secretary

350 Park Avenue
New York, New York 10022
March 26, 1999

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                 PROXY STATEMENT

      We are soliciting your vote at our upcoming annual meeting of shareholders. If you complete, sign and return the enclosed proxy, we will vote your shares at the meeting, or any adjournment of the meeting, in the manner that you have indicated or, if you have not specified how you wish to vote your shares, we will vote them as recommended by our Board of Directors. You may revoke your proxy at any time before it is used.

      The record date for determining shareholders entitled to vote at the meeting was March 25, 1999. We have two classes of outstanding voting securities: common stock, par value $.01 per share ("Common Stock"), and Series A Convertible Redeemable Preferred Stock, par value $.01 per share ("Preferred Stock"). On the record date, 31,533,781 shares of Common Stock (including 1,360,159 shares owned by a trust on our behalf but excluding 742,520 shares of treasury stock) and 2,000,000 shares of Preferred Stock were outstanding. Each share is entitled to one vote, with the holder of the Preferred Stock voting together as a single class with the holders of the Common Stock.

      The mailing address of our principal executive offices is 350 Park Avenue, New York, New York 10022. We are mailing this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and proxy card, on or about March 26, 1999, to shareholders of record at the close of business on the record date.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      All our directors are elected at each annual meeting of shareholders. At the 1999 Annual Meeting, the shareholders will elect 12 directors to serve for a term expiring at the 2000 Annual Meeting. Information about the nominees is set forth below and under "Ownership of the Company - Directors and Executive Officers" on pages 8 and 9.

      If we receive your proxy, we will vote your shares for these nominees, except to the extent that you withhold authority to do so on your proxy card. We will vote all proxies received for the person, if any, designated by our Board of Directors to replace any nominee who becomes unable or unwilling to serve (an event not now anticipated).

      The following abbreviations have been used in this proxy statement:

-------------------------------------------------------------------------
Term                                    Company
----                                    -------
-------------------------------------------------------------------------
FSA                Financial Security Assurance Inc., our principal
                   operating subsidiary
-------------------------------------------------------------------------
CGC                Capital Guaranty Corporation, which we acquired on
                   December 20, 1995
-------------------------------------------------------------------------
Fund American      Fund American Enterprises Holdings, Inc.
-------------------------------------------------------------------------
White Mountains    White Mountains Holdings, Inc., a subsidiary of Fund
                   American
-------------------------------------------------------------------------
Source One         Source One Mortgage Services Corporation, a subsidiary
                   of White Mountains
-------------------------------------------------------------------------
Fireman's Fund     Fireman's Fund Insurance Company, formerly a
                   subsidiary of Fund American
-------------------------------------------------------------------------
MediaOne           MediaOne Group, Inc., formerly known as U S WEST, Inc.
-------------------------------------------------------------------------
U S WEST           U S WEST, Inc., now known as MediaOne Group, Inc.
-------------------------------------------------------------------------
MOCC               MediaOne Capital Corporation, a MediaOne subsidiary,
                   formerly known as U S WEST Capital Corporation
-------------------------------------------------------------------------
USWCC              U S WEST Capital Corporation, now known as MediaOne
                   Capital Corporation
-------------------------------------------------------------------------
Tokio Marine       The Tokio Marine and Fire Insurance Co., Ltd.
-------------------------------------------------------------------------
XL                 XL Capital Ltd (formerly EXEL Ltd.)
-------------------------------------------------------------------------

      Fund American, Tokio Marine, MOCC and XL own a majority of our Common Stock. Fund American owns all our Preferred Stock. Further information regarding share ownership, nominating privileges and voting arrangements among these companies appears under "Ownership of the Company" beginning on page 6, "Compensation Committee Interlocks and Insider Participation" on page 16 and "Certain Relationships and Related Transactions" beginning on page 26.

      In May 1998, James H. Ozanne, who has been a director of the Company since January 1990, became a Vice Chairman of the Board. In July 1998, Toshiki Kaneda, a director of the Company since November 1996 and of FSA since October 1996, retired from those positions in conjunction with a change of duties at Tokio Marine. The Board gratefully acknowledges Mr. Kaneda's years of service. Fudeji Hama, whose biography appears below, was appointed in place of Mr. Kaneda in August 1998. In February 1999, the Board elected Sean W. McCarthy, our Executive Vice President and the Chief Operating Officer of FSA, a director of the Company.

      John J. Byrne, Chairman of our Board from the time of our initial public offering (the "IPO") in May 1994 until November 1997 and thereafter our Vice Chairman, has chosen not to stand for re-election. Management gratefully acknowledges Mr. Byrne's substantial contribution to the success of the Company. Mr. Byrne will continue as Chairman Emeritus of the Company, an honorary position. All our directors, other than Mr. Byrne, are standing for re-election.

      The Board recommends a vote FOR the election of all nominees for director.

Robert P. Cochran
      Age 49.........   Chairman of the Board of Directors of the Company since
                        November 1997, and Chief Executive Officer and a
                        Director of the Company since August 1990. Mr. Cochran served as President of the Company and FSA from August
                        1990 until November 1997. He has been Chief Executive
                        Officer of FSA since August 1990, Chairman of FSA since
                        July 1994, and a director of FSA since July 1988. Prior to joining the Company in 1985, Mr. Cochran was managing partner of the Washington, D.C. office of the Kutak Rock law firm. Mr. Cochran is Vice Chairman of the Association of Financial Guaranty Insurors, as well as a director of Fund American and White Mountains.

Robert N. Downey
      Age 63.........   Director of the Company since August 1994. Mr. Downey
                        has been a limited partner since 1990, and was a general partner from 1976 until 1990, of Goldman, Sachs & Co. At
                        Goldman, Sachs & Co., Mr. Downey served as head of the
                        Municipal Bond Department and Vice Chairman of the Fixed
                        Income Division. Mr. Downey was a Director of the
                        Securities Industry Association from 1987 through 1991 and served as its Chairman in 1990 and Vice Chairman in 1988 and 1989. He was also formerly Chairman of the Municipal Securities Division of the Public Securities
                        Association (known today as the Bond Market Association) and Vice Chairman of the Municipal Securities Rulemaking
                        Board.

Anthony M. Frank
      Age 67.........   Director of the Company since February 1996. Mr. Frank
                        was a director of CGC from February 1994 until December
                        1995. He has been Chairman of Belvedere Capital
                        Partners, General Partner of the California Community
                        Financial Institutions Fund, since 1994. He was
                        Postmaster General of the United States from 1988 to
                        1992 and served as Chairman and Chief Executive Officer of First Nationwide Bank from 1971 to 1988. Mr. Frank is a director of Charles Schwab Inc.; Bedford Properties Inc.; Irvine
                        Apartment Communities, Inc.; General American Investors,
                        Inc.; Temple-Inland, Inc.; Crescent Real Estate
                        Equities; and Cotelligent Group, Inc.

Fudeji Hama
      Age 50.........   Director of the Company since August 1998. Mr. Hama has
                        been General Manager of the Financial Services
                        Department of Tokio Marine and Director of First Chicago
                        Tokio Marine Financial Products Ltd. since 1998. He previously served Tokio Marine as Deputy General Manager of its Financial Planning Department and Deputy General
                        Manager of its Production Department. Mr. Hama was
                        Executive Vice President and Chief Operating Officer of
                        Tokio Marine MC Asset Management Co., Ltd. from 1995 to
                        1998.

K. Thomas Kemp
      Age 58.........   Director of the Company since August 1994. Mr. Kemp has
                        served as President and Chief Executive Officer of Fund
                        American since October 1997, and Executive Vice
                        President of Fund American from 1991 until October 1997.
                        Mr. Kemp has served as Chairman of White Mountains since
                        February 1997, and as Chief Executive Officer of White
                        Mountains and Chairman of White Mountains Insurance
                        Company since 1995. Mr. Kemp was Vice President of
                        Fireman's Fund from 1990 to January 1991. Prior to joining Fireman's Fund, Mr. Kemp was President of
                        Resolute Reinsurance Company. Mr. Kemp is a director of
                        Fund American, Folksamerica Reinsurance Holdings, Inc.,
                        Centricut, Inc., Main Street America Holdings, Inc.,
                        Eldorado Bancshares, Inc., White Mountains and Amlin plc.

David O. Maxwell
      Age 68.........   Director of the Company since August 1994. Mr. Maxwell
                        was Chairman and Chief Executive Officer of Fannie Mae from 1981 until his retirement in 1991. Mr. Maxwell is a director of Potomac Electric Power Company (PEPCO),
                        Corporate Partners, L.P. and Centre Partners, L.P.

Sean W. McCarthy
      Age 40.........   Director of the Company since February 1999. Mr.
                        McCarthy has been Executive Vice President of the Company and Chief Operating Officer of FSA since
                        November 1997. He has been a Managing Director of FSA since March 1989, head of its Financial Guaranty
                        Department since April 1993 and a director of FSA since
                        September 1993. Prior to joining FSA in 1988, Mr.
                        McCarthy was a Vice President of PaineWebber
                        Incorporated.

James M. Osterhoff
      Age 62.........   Director of the Company since April 1992. Mr. Osterhoff
                        was Executive Vice President and Chief Financial Officer of U S WEST from December 1991 until his retirement in September 1995. Prior to joining U S WEST, he was Vice
                        President--Finance and Chief Financial Officer of
                        Digital Equipment Corp., a computer manufacturer. Mr.
                        Osterhoff is a director of GenCorp.

James H. Ozanne
      Age 55.........   Vice Chairman of the Board of Directors since February
                        1998 and a Director of the Company since January 1990.
                        Mr. Ozanne is Chairman of Greenrange Partners. He has been Chairman of Source One and President of Fund
                        American Enterprises, Inc. since March 1997 and a
                        Director of Source One since August 1996. He was Vice
                        Chairman of Source One from August 1996 until March
                        1997. He was Chairman and Director of Nations Financial
                        Holdings Corporation from January 1994 to January 1996.
                        He was President and Chief Executive Officer of USWCC from September 1989 until December 1993. Prior to joining USWCC, Mr. Ozanne was Executive Vice President of General Electric Capital Corporation.

Richard A. Post
      Age 40.........   Director of the Company since April 1994. Mr. Post has
                        been Executive Vice President of MediaOne since June
                        1998, Chief Financial Officer of MediaOne since January
                        1997 and President of MOCC since August 1993. Mr. Post had previously served U S WEST in a number of other positions, and has been a director of a number of MediaOne-affiliated companies.

Roger K. Taylor
      Age 47.........   Director of the Company since February 1995. Mr. Taylor
                        has been President of the Company since November 1997, and Chief Operating Officer of the Company since May
                        1993. Mr. Taylor joined FSA in January 1990, and has served FSA as its President since November 1997, a director since January 1992 and a Managing Director since January 1991. Prior to joining FSA, Mr. Taylor was
                        Executive Vice President of Financial Guaranty Insurance
                        Company, a financial guaranty insurer. Mr. Taylor is a director of Source One and Fairbanks Capital Holding
                        Corp.

Howard M. Zelikow
      Age 64.........   Director of the Company since February 1996. Mr. Zelikow
                        was a director of CGC from February 1994 until December
                        1995. Mr. Zelikow has been a member of Kayne Anderson
                        Investment Management, Inc., an investment management company, since 1988. Mr. Zelikow was Chief Financial
                        Officer and Executive Vice President of The Progressive
                        Corporation from 1976 to 1987. Mr. Zelikow is a director of The Right Start, Inc. and Queensway Financial
                        Holdings Limited.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During the year ended December 31, 1998, our Board of Directors met four times. At present, our Board has four Committees, whose activities are discussed below. The Board does not have a nominating committee.

      The Audit Committee is comprised entirely of directors who are not officers or employees of the Company, any subsidiary of the Company, Fund American, Tokio Marine, XL or MediaOne. The Audit Committee, which at year end consisted of Messrs. Osterhoff (Chairperson), Frank, Maxwell and Zelikow, met once during 1998. The Audit Committee recommends independent auditors for approval by the Board of Directors and shareholders, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors and reviews audit results.

      The Human Resources Committee is comprised entirely of directors who are not officers or employees of the Company or any subsidiary of the Company. The Human Resources Committee has authority to establish and approve compensation payments and policies for executives and other employees, including awards under the Company's incentive and benefit plans. The Human Resources Committee, which at year end consisted of Messrs. Kemp (Chairperson), Downey, Maxwell and Ozanne, met five times during 1998.

      The Investment Committee (previously, the Finance Committee), which at year end consisted of Messrs. Frank (Chairperson), Byrne, Cochran, Downey, Taylor and Zelikow, met twice during 1998. The Investment Committee approves the general investment policies and objectives of the Company and reviews investment activities and portfolio performance, sources and uses of capital, periodic and annual financial statements, and investment guidelines and practices of the Company.

      The Underwriting Committee, which at year end consisted of Messrs. Ozanne (Chairperson), Cochran, Hama, Kemp, Osterhoff and Post, met four times during 1998. The Underwriting Committee monitors the underwriting process in order to assure general compliance with underwriting guidelines and reviews significant changes in underwriting guidelines and new product lines proposed by management.

      Each non-management director of the Company received an annual fee of $30,000 for service as a director, and each chairperson of a Committee of the Board of Directors received an additional annual fee of $5,000. Mr. Ozanne received an additional fee of $50,000 in 1998 for his services as Vice Chairman of the Board of Directors in lieu of his Committee chair fee. Directors also received $2,000 for each Board meeting and regular Committee meeting attended and reimbursement for expenses for any such meeting attended. Each director is entitled to defer fees under the Company's Deferred Compensation Plan. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings of the Committees on which he served, for the period for which he served, during 1998.

                        EXECUTIVE OFFICERS OF THE COMPANY

      In addition to Messrs. Cochran, McCarthy and Taylor (who are described above as nominees for director), the Company's other executive officers are described below. Our executive officers include the permanent members of our Management Committee and Mr. Joseph, our principal accounting officer.

            Name        Age         Position
--------------------------------------------------------------------------------

Russell B. Brewer II     42         Managing Director, Chief Underwriting
                                        Officer and Director of FSA
John A. Harrison         55         Managing Director and Chief Financial
                                        Officer of the Company and FSA; Director
                                        of FSA
Jeffrey S. Joseph        40         Managing Director and Controller of the
                                        Company and FSA
Bruce E. Stern           45         Managing Director, General Counsel and
                                        Secretary of the Company and FSA;
                                        Director of FSA

      The present principal occupation and five-year employment history of each of the above-named executive officers of the Company, as well as other directorships of publicly held corporations currently held by each such person, are set forth below:

      Mr. Brewer has been a Managing Director of FSA since March 1989 and the Chief Underwriting Officer of FSA since September 1990. He has been a director of FSA since September 1993. From March 1989 to August 1991, Mr. Brewer was Managing Director, Asset Finance Group, of FSA. Prior to joining FSA in 1986, Mr. Brewer was an Associate Director of Moody's Investors Service, Inc.

      Mr. Harrison has been a Managing Director and the Chief Financial Officer of FSA since August 1991 and the Chief Financial Officer of the Company since February 1993. He has been a director of FSA since September 1993. From April 1987 through August 1991, Mr. Harrison was Chief Financial Officer of Citibank, N.A.--U.S. Consumer Banking Group, and prior thereto was Managing Director, Real Estate Finance Group, of Merrill Lynch & Co. Inc. Mr. Harrison has been a director of Fairbanks Capital Holding Corp. and affiliated entities since December 1998.

      Mr. Joseph has been a Managing Director of the Company and FSA since December 1993 and the Controller of FSA since February 1992 and of the Company since April 1993. Prior to joining FSA in 1992, he was Vice President and Controller of Capital Markets Assurance Corporation, a financial guaranty insurer.

      Mr. Stern has been a Managing Director, the Secretary and the General Counsel of the Company since April 1993. Since April 1993, he has been the Secretary of FSA, and since March 1989, he has been a Managing Director of FSA. He has been a director of FSA since August 1990. Prior to joining FSA as General Counsel in 1987, Mr. Stern was an attorney with Cravath, Swaine & Moore.

                            OWNERSHIP OF THE COMPANY

5% Shareholders

      The following table sets forth certain information regarding actual, beneficial and voting ownership of the Company's equity at February 10, 1999 as to each person known by the Company to beneficially own, within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act"), 5% or more of the outstanding shares of the Common Stock or Preferred Stock. In connection with the IPO, the Company, Fund American and U S WEST (now MediaOne) entered into certain arrangements affecting such ownership, which are summarized in Notes (3) and (4) to the following table. In addition, the majority of the shares of Common Stock owned by MediaOne are subject to disposition in May 1999 in connection with the maturity of the DECS described in Note (5) to the following table.

                                                                   Number of Shares Owned(1)
                                                        -------------------------------------------         Voting
              5% Shareholders                                   Actual                 Beneficial(2)        Power
---------------------------------------------------------------------------------------------------------------------
                                                          Number       Percent       Number     Percent    Percent(3)
                                                        -------------------------------------------------------------
MediaOne Capital Corporation..........................  12,106,910      38.4%      12,106,910     38.4%      30.5%
     c/o MediaOne Group
     188 Inverness Drive West
     Englewood, CO  80112(4)(5)
Fund American Enterprises Holdings, Inc. .............   3,460,200      11.0        8,020,807     23.9       21.9
     80 South Main Street
     Hanover, NH  03755(4)
The Tokio Marine and Fire Insurance Co., Ltd..........   1,929,000       6.1        1,929,000      6.1        5.8
     2-1, Marunouchi 1-Chome
     Chiyoda-ku, Tokyo 100 Japan
The Prudential Insurance Company of America...........   1,728,036       5.5        1,728,036      5.5        5.2
     751 Broad Street
     Newark, NJ  07102(6)
XL Capital Ltd .......................................   1,632,653       5.2        1,632,653      5.2        4.9
     Cumberland House
     1 Victoria Street
     Hamilton HM11 Bermuda D2(7)

(1) Number of shares owned is based on Schedules 13D or 13G filed by such entities with the Securities and Exchange Commission (the "SEC"), except as noted in the next sentence. The table reflects 3,750,000 fewer shares actually and beneficially owned by MOCC than reported on the latest amended Schedule 13G received by the Company from MOCC, due to certain transactions entered into by MOCC in May 1996, as described under "Certain Relationships and Related Transactions -- Fund American, U S WEST and Company Relationships" on page 18 of our proxy statement for our 1997 Annual Meeting. Ownership percentages are calculated based on 31,533,781 shares of Common Stock outstanding at February 10, 1999, which (a) includes 1,360,159 shares purchased by a "rabbi trust" for purposes of funding in advance the Company's obligations with respect to its 1993 Equity Participation Plan, as amended, and excludes 742,520 shares of treasury stock and (b) excludes 2,000,000 shares of Preferred Stock outstanding at February 10, 1999, except that such Preferred Stock is included for determining the beneficial ownership percentage of Fund American (which holds such Preferred Stock) and voting power.

(2) A person is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date or over which such person has voting or investment power. In computing the percentage of outstanding shares beneficially held by each shareholder listed above, any share of Common Stock which such shareholder beneficially owns is deemed to be outstanding for such shareholder, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other shareholder unless such share is actually outstanding. Please see Notes (3) and (4) below for additional information regarding shares beneficially owned by Fund American.

(3) Under a Voting Trust Agreement among Fund American, MOCC and The First National Bank of Chicago, as voting trustee (the "Voting Trustee"), 1,893,940 shares of Common Stock deliverable upon the exercise in full of an option granted by MOCC to Fund American were deposited into a voting trust administered by the Voting Trustee, and Fund American has the right to direct the voting of such shares prior to the exercise of the option. In addition, at any time that Fund American owns at least 35% of the issued and outstanding shares of Common Stock (including, for this purpose, the 1,893,940 shares subject to such option), in order that the Company be considered a majority owned subsidiary of Fund American, MOCC will deposit into the voting trust an additional number of shares, to the extent MOCC beneficially owns such shares, so that Fund American will be able to vote 50.1% of the issued and outstanding shares of Common Stock. Percentages are calculated as described in the last sentence of Note (1) above, but including 2,000,000 shares of Preferred Stock outstanding at February 10, 1999.

(4) On February 10, 1999, Fund American or its subsidiaries also owned (subject, in each case, to anti-dilutive adjustment): (a) 2,000,000 shares of Preferred Stock, constituting all the outstanding Preferred Stock, which are convertible into an equal number of shares of Common Stock at the conversion price of $29.65 per share; (b) an option, which expires on May 13, 1999 and entitles Fund American to purchase up to 666,667 shares of Common Stock from MOCC at an exercise price of $23.50 per share; (c) an option, which expires on November 2, 2004 and entitles Fund American to purchase up to 1,893,940 shares of Common Stock from MOCC at an exercise price of $26.40 per share; and (d) certain voting rights with respect to certain shares of Common Stock as described in Note (3) above.

(5) In May 1996, MediaOne sold to Salomon Inc ("Salomon") an issue of Exchangeable Notes due May 15, 1999 (known as "Debt Exchangeable for Common Stock" or "DECS", and herein referred to as the "MediaOne DECS") exchangeable for up to 9,546,303 shares of Common Stock held by MOCC. Salomon, in turn, sold to third parties an issue of DECS which mirrors the terms of the MediaOne DECS held by Salomon. Accordingly, most shares of Common Stock owned by MOCC are either subject to stock options held by Fund American or potentially deliverable by MediaOne in discharge of its obligations under the MediaOne DECS. However, the number of shares of Common Stock deliverable by MediaOne in discharge of its obligations under the MediaOne DECS is a function of the market price per share of Common Stock. If, at maturity of the MediaOne DECS, the price per share of Common Stock equals or exceeds $32.48, then 0.8197 shares of Common Stock are deliverable in exchange for each of the 9,546,303 MediaOne DECS (representing approximately 7,825,105 shares of Common Stock in the aggregate).

(6) According to the Schedule 13G filed on January 29, 1999, by The Prudential Insurance Company of America ("Prudential") with the SEC, Prudential held 38,012 of the shares for the benefit of its general account, and may have direct or indirect voting and/or investment discretion over 1,690,024 shares which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. The Schedule 13G states that Prudential acquired these shares in the ordinary course of business, and not with the purpose or effect of changing or influencing control of the Company.

(7) According to the Schedule 13G filed on November 12, 1998, by XL with the SEC, such shares are held by a Cayman Islands affiliate of XL and were not acquired and are not held for the purpose or effect of changing or influencing control of the Company.

Directors and Executive Officers

      The following table sets forth certain information regarding beneficial ownership of the Company's equity at February 1, 1999 for (a) each director and nominee for director of the Company, (b) each executive officer named under "Executive Compensation--Summary Compensation Table" and (c) all such executive officers and directors of the Company as a group. The table also provides information regarding economic ownership. Voting power is less than 1% of voting shares outstanding for each executive officer and director listed, individually and as a group.

                                                    Number of Shares Owned(1)
                                                --------------------------------
Directors and Executive Officers                  Beneficial(2)    Economic(3)
--------------------------------                  -------------    -----------

John J. Byrne(4) .............................       35,000           35,000
Robert P. Cochran ............................       97,978          601,088
Robert N. Downey .............................       75,000           93,185
Anthony M. Frank .............................        2,671           19,433
Fudeji Hama ..................................           --               --
K. Thomas Kemp(4) ............................        1,600           20,096
David O. Maxwell .............................          783           15,783
Sean W. McCarthy .............................        6,984          172,674
James M. Osterhoff ...........................        1,000           18,387
James H. Ozanne ..............................        5,300           26,286
Richard A. Post ..............................          200           18,095
Roger K. Taylor ..............................       26,246          339,115
Howard M. Zelikow ............................        5,037           20,037
Russell B. Brewer II .........................        7,557           80,798
Bruce E. Stern ...............................        6,114           81,040
All executive officers and directors
  as a group (17 persons) ....................      275,458        1,644,201

(1) At February 10, 1999, (a) shares beneficially owned represented less than 1% of total shares of Common Stock outstanding for each executive officer and director listed, individually and as a group, and (b) shares economically owned represented the following percentages of total shares of Common Stock outstanding: (i) 1.9% and 1.1%, respectively, for Messrs. Cochran and Taylor, (ii) less than 1% for each other executive officer and director listed and (iii) 5.0% for all executive officers and directors as a group. The foregoing percentages are calculated based on 31,533,781 shares of Common Stock outstanding at February 10, 1999, which (a) includes 1,360,159 shares purchased by a "rabbi trust" for purposes of funding in advance the Company's obligations with respect to the Company's 1993 Equity Participation Plan, as amended, and excludes 742,520 shares of treasury stock and (b) excludes 2,000,000 shares of Preferred Stock outstanding at February 10, 1999. The table excludes fractional shares attributable to participation in various benefit plans.

(2) All beneficially owned shares are actually outstanding and directly owned by the listed directors and executive officers, except that (a) with respect to Mr. Cochran, 2,475 shares are held in trust for the benefit of his children, and (b) with respect to Mr. Stern, 1,200 shares are held in trust for the benefit of his children.

(3) Shares economically owned by directors and executive officers include (a) vested and unvested performance shares with each performance share treated as one share of Common Stock, (b) equity bonus shares, (c) deemed investments in Common Stock under the Company's plans ("Phantom Shares") and (d) deemed investments in "Forward Shares" (defined below under "Executive Compensation - Forward Shares"). Phantom Shares represent voluntary investments in Common Stock by directors and executive officers. All such shares (other than Forward Shares) include accrued dividends. The table includes such shares economically owned by the Chief Executive Officer and the other four most highly compensated executive officers of the Company and its subsidiaries in the following amounts:

---------------------------------------------------------------------------------------
                                                      Equity Bonus  Phantom     Forward
    Officer                      Performance Shares      Shares      Shares      Shares
    -------                      ------------------      ------      ------      ------
---------------------------------------------------------------------------------------
                                  Vested   Unvested
                                  ------   --------
---------------------------------------------------------------------------------------
Robert P. Cochran                 51,139    66,667       75,264     164,789     145,252
---------------------------------------------------------------------------------------
Roger K. Taylor                   32,106    50,000       43,641     132,122      55,000
---------------------------------------------------------------------------------------
Sean W. McCarthy                  21,419    70,833       24,936      19,301      29,200
---------------------------------------------------------------------------------------
Bruce E. Stern                    15,908    21,667       12,265      25,087          --
---------------------------------------------------------------------------------------
Russell B. Brewer II              15,908    21,667       11,087      19,579       5,000
---------------------------------------------------------------------------------------
All executive officers and
  directors as a group           155,570   249,000      178,541     421,180     364,452
---------------------------------------------------------------------------------------

      To the extent that shares economically owned by any non-officer director exceed those beneficially owned, such economic ownership is attributable to (i) 15,000 Forward Shares per director and (ii) shares deemed invested under the Company's Deferred Compensation Plan (together with accrued dividends).

(4) Mr. Byrne is the Chairman and a major shareholder of Fund American; and Mr. Kemp is President and Chief Executive Officer of Fund American. Fund American beneficially owns 23.9% of the Company, through its ownership of Common Stock, Preferred Stock and other interests summarized in Notes (3) and (4) to the "5% Shareholders" table on pages 6 and 7. Messrs. Byrne and Kemp disclaim direct beneficial ownership of Common Stock and Preferred Stock held by Fund American or its subsidiaries.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth a summary of all compensation paid to the chief executive officer of the Company and the other four most highly compensated executive officers of the Company and its subsidiaries, in each case for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 1998, 1997 and 1996.

                                                Annual Compensation             Long-Term
                                        -----------------------------------  Compensation(1)
       Name and Principal                                    Other Annual          LTIP           All Other
            Position           Year      Salary      Bonus  Compensation(2)     Payouts(3)     Compensation(4)
            --------           ----      ------      -----  ---------------     ----------     ---------------
Robert P. Cochran              1998     $440,000   $560,000   $1,164,706        $4,737,911        $113,834
  Chairman of the Board and    1997      440,000    560,000      870,610         2,958,727         107,827
  Chief Executive Officer      1996      400,000    593,080      537,566         1,706,627         101,035
Roger Taylor                   1998      290,000    710,000      694,118         2,979,302         103,326
  President and                1997      290,000    710,000      341,185         1,729,575          97,900
  Chief Operating Officer      1996      250,000    568,750      183,828           993,290          73,287
Sean W. McCarthy               1998      235,000    875,000      264,706         2,475,950          95,386
  Executive Vice               1997      235,000    700,000      235,300         1,201,983          72,318
  President                    1996      210,000    587,500      191,181           693,315          71,424
Bruce E. Stern                 1998      200,000    365,000       88,235         1,316,755          46,694
  Managing Director, General   1997      200,000    272,500       67,649           824,910          46,299
  Counsel and Secretary        1996      185,000    240,000       70,590           472,221          42,758
Russell B. Brewer II           1998      200,000    365,000       88,235         1,308,949          49,844
  Managing Director and        1997      200,000    280,000       70,590           804,971          49,505
  Chief Underwriting Officer   1996      185,000    268,000       78,826           459,974          42,917

(1) No awards of restricted stock or options/SARs were made to any of the executives named in the table during the period covered by the table.

(2) Figures represent the value of phantom stock granted as "equity bonus" awards under the Company's 1993 Equity Participation Plan, as amended, and deferred for a minimum of five years. Payment following the deferral period will be in cash or Common Stock, at the Company's option.

(3) Payouts were made to or deferred by each named executive in January 1999 with respect to performance shares for the three-year performance cycle ending December 31, 1998. Payouts were made in shares of Common Stock or cash. For purposes of this table, shares of Common Stock are valued for 1998, 1997 and 1996 at $53.625, $46.0625 and $35.50 per share, respectively, the New York Stock Exchange closing price per share on the day preceding approval of the payout by the Human Resources Committee of the Board of Directors and the per share value employed for those receiving cash payments.

(4) All Other Compensation includes contributions by the Company to a defined contribution plan ("DCP") and supplemental executive retirement plan ("SERP") as follows:

--------------------------------------------------------------------------------
        Officer               1998                1997                1996
        -------               ----                ----                ----
--------------------------------------------------------------------------------
                         DCP       SERP      DCP       SERP      DCP       SERP
                         ---       ----      ---       ----      ---       ----
--------------------------------------------------------------------------------
Robert P. Cochran      $14,400   $75,735   $14,400   $75,600   $13,500   $76,500
--------------------------------------------------------------------------------
Roger K. Taylor         14,400    75,600    14,400    76,950    13,500    56,250
--------------------------------------------------------------------------------
Sean W. McCarthy        14,400    75,600    14,400    53,100    13,500    54,000
--------------------------------------------------------------------------------
Bruce E. Stern          14,400    30,600    14,400    30,600    13,500    27,900
--------------------------------------------------------------------------------
Russell B. Brewer II    14,400    33,750    14,400    33,750    13,500    29,700
--------------------------------------------------------------------------------

      All Other Compensation also includes amounts paid by the Company to gross up employees for medicare tax paid in respect of equity bonus awards. In addition, the figure included in this column for Mr. McCarthy includes $7,329 for 1998, $8,838 for 1997 and $10,347 for 1996, representing the benefit conveyed to him under a loan provided to him by the Company at a below market interest rate in connection with his relocation to New York. See "Executive Compensation--Other Relationships."

Employment Agreements and Arrangements; Change in Control Provisions

      We do not currently have employment agreements with any of our executive officers. If we terminate any of the named executive officers without cause, Messrs. Cochran and Taylor would be entitled to 18 months of compensation and Messrs. McCarthy, Stern and Brewer would be entitled to 12 months of compensation, in each case based upon current compensation (or, in certain events, prior compensation if higher) in accordance with our severance policy.

      The Company's 1993 Equity Participation Plan, as amended (the "Equity Plan"), provides for accelerated vesting and payment of equity bonus shares, performance shares and stock options awarded thereunder upon the occurrence of certain change in control transactions involving the Company. These provisions are generally applicable to all participants in the Equity Plan. Each of the named executive officers holds equity bonus shares and performance shares awarded under the Equity Plan.

Other Relationships

      In February 1992, the Company provided a loan to Mr. McCarthy in connection with his relocation to New York City. Mr. McCarthy is the Executive Vice President and a director of the Company, and the Chief Operating Officer of FSA. The loan was amended in December 1993 to allow for the repayment of the remaining principal balance over a ten-year period in equal installments of $36,282 at an interest rate of 5.20% per annum. At December 31, 1998, the outstanding principal balance was $181,414.

Forward Shares

      In May 1996, the Company entered into forward purchase agreements (the "Forward Agreements") with two financial institutions (the "Counterparties") in respect of 1,750,000 shares of Common Stock (the "Forward Shares"). Under the Forward Agreements, the Company has the obligation to either (a) purchase the Forward Shares from the Counterparties for a price (the "Purchase Price") equal to $26.50 per share plus carrying costs (less dividends paid on the Common Stock) or (b) direct the Counterparties to sell the Forward Shares, receiving any excess of the sale proceeds over the Purchase Price (or making up any shortfall) in cash or additional shares, at its option. Of the 1,750,000 Forward Shares, 750,000 were initially for the account of the Company's management and directors, who had parallel investments in phantom Forward Shares under the Company's Deferred Compensation Plan or SERP. When an individual participant exercises Forward Shares under the subscription program, the Company settles with the participant but does not necessarily close out the corresponding forward share position with the Counterparties. By December 1997, such exercises by participants had increased the number of shares allocated to the Company from 1,000,000 shares to 1,187,800 shares. In December 1997, the Company repurchased 1,187,800 shares under the Forward Agreements for an aggregate purchase price of $33.9 million. At December 31, 1998, the Forward Agreements remained in effect for the 562,200 shares that remain allocated to the management and directors subscription program. As a result of the repurchase of Forward Shares from employees and directors, 33,078 shares were held for the benefit of the Company and 529,122 shares continued to be held for the benefit of the participants on such date.

Performance Shares

      Performance shares are awarded under the Equity Plan. The Equity Plan authorizes the discretionary grant of performance shares by the committee administering the Equity Plan (the Human Resources Committee) to key employees of the Company and its subsidiaries. Each performance share potentially represents the economic value of up to two shares of Common Stock, and not just appreciation, as is the case with a stock option. The number of shares of Common Stock actually earned for each performance share depends upon the attainment by the Company and its subsidiaries (on a consolidated basis) of "performance objectives" during the time period specified by the Committee at the time an award of performance shares is made.

      The following table sets forth (a) a summary of performance shares awarded to each of the named executive officers for the year ended December 31, 1998 (which awards were made in January 1999), (b) the applicable performance period until payout and (c) the related estimated future payouts at the stated assumed annual rates of adjusted book value per share and stock price appreciation.

                  LONG-TERM INCENTIVE PLANS - AWARDS IN 1998(1)

                                                                    Estimated Future Payouts (3)
                                             Performance  ------------------------------------------------
                            Performance     Period Until     Threshold         Target            Maximum
      Name                Shares Granted       Payout     (no. of shares)  (no. of shares)  (no. of shares)
      ----                --------------       ------     ---------------  ---------------  ---------------
Robert P. Cochran .....             0            (2)             0                  0                 0
Roger K. Taylor .......             0            (2)             0                  0                 0
Sean W. McCarthy ......        10,000            (2)             0             10,000            20,000
Bruce E. Stern ........         5,000            (2)             0              5,000            10,000
Russell B. Brewer II ..         5,000            (2)             0              5,000            10,000

(1) These performance shares were awarded under the Equity Plan in January 1999 for the year ended December 31, 1998. The table excludes performance shares awarded in January 1998 for the year ended December 31, 1997, which are set forth in a table in the prior year's proxy statement.

(2) One-third of each award relates to the three-year performance cycle ending December 31, 2001; and two-thirds of each award relates to the three-year performance cycle ending December 31, 2002. Awards are payable shortly following completion of the applicable performance cycle, subject to earlier payment in certain circumstances or to deferral. Such performance shares vest at the completion of the applicable performance cycle, subject to rules pertaining to the recipient's death, disability, retirement or termination of employment, or change-in-control transactions.

(3) The actual dollar value received by a holder of performance shares, in general, varies in accordance with the annual rate of growth in adjusted book value per share ("ROE") of Common Stock during an applicable "performance cycle" and the market price of Common Stock at the time of payout of such performance shares. At the election of the holder at the time of the award, ROE may be determined including or excluding realized and unrealized gains and losses in the Company's investment portfolio. With respect to the performance shares described in the table above, if ROE is 7% or less per annum for any performance cycle, no shares of Common Stock will be earned for the performance cycle; if ROE is 13% per annum for any performance cycle, a number of shares of Common Stock equal to 100% of the number of performance shares will be earned for that performance cycle; and if ROE is 19% per annum or higher for any performance cycle, a number of shares of Common Stock equal to 200% of the number of performance shares will be earned for that performance cycle. If ROE is between 7% and 19%, the payout percentage will be interpolated. Recipients of performance share awards may elect to receive cash in lieu of shares of Common Stock in an amount equal to the product of (i) the number of shares of Common Stock that would be distributed absent an election to receive cash, multiplied by (ii) the New York Stock Exchange closing price per share of Common Stock on the trading day prior to the date that the Human Resources Committee approves the payout percentage for the applicable performance cycle. However, notwithstanding an election to receive cash, the Company may deliver shares of Common Stock if available under the Equity Plan.

--------------------------------------------------------------------------------

                                    Report of
             The Human Resources Committee of The Board of Directors
                  of Financial Security Assurance Holdings Ltd.

                                                               February 24, 1999

      The Human Resources Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and the Chief Operating Officer of the Company, and reviews and approves management's compensation recommendations for other employees of the Company. The Committee is comprised entirely of independent directors.

      Compensation of executive officers of the Company is comprised primarily of salary, cash bonus, equity bonus awards and performance share awards, as well as employee benefits such as retirement and health benefits. The Committee adheres to a compensation philosophy aimed at aligning the interests of management with those of the owners, reflected by an emphasis on equity-based rather than cash-based compensation.

      In 1998, the Committee engaged Johnson Associates, Inc., professional compensation consultants, to review the equity incentive awards and overall compensation of executive officers and other employees of the Company, on an absolute basis and in comparison to industry counterparts. Johnson Associates, Inc. prepared two reports reviewed by the Committee and described below.

      In May 1998, the Committee reviewed a report entitled "Competitive Long-Term Incentive Awards and Equity Participation Plan", which provided competitive information on long-term incentive awards. The report was intended as a background to discussion of future awards and shareholder authorization for additional authorized shares under the Company's 1993 Equity Participation Plan (the "Equity Plan"). The report concluded, among other things, that aggregate 1997 incentive awards by the Company were at the high end of competitive practice based on 1997 market data, while individual awards to the top five executive officers were generally in line with the market median, both in terms of dollar magnitude and mix of pay. The report also concluded that the Company used incentive compensation deeper in the organization than its competitors, a practice which the Committee continues to support.

      In November 1998, the Committee reviewed a report entitled "Company-wide Competitive Compensation Analysis", which reviewed and assessed the market competitiveness of the Company's compensation programs. The report concluded, among other things, that the Company sought to recruit top-rated professionals and compensate towards the high-end of the monoline marketplace commensurate with company and individual performance, with strong Company performance resulting in funded compensation between the 75th and 95th percentiles of its peer group, but somewhat below Wall Street firms. The report also concluded that the Company continues to aggressively use equity compensation throughout the organization, and that the competitive compensation market was presently in a state of flux.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The reports prepared by Johnson Associates, Inc. reinforced the Committee's belief that its compensation philosophy and practices were accomplishing the results intended by the Committee, on both an absolute and comparative basis.

      Salaries. Generally, salaries of executive officers are reviewed by the Committee every other year. Salaries of executive officers were last reviewed for 1997 and, accordingly, were reviewed again for 1999. The Company, like other participants in the financial services sector, allocates most of executive officer compensation to year-end bonuses rather than salaries, with annual bonuses (including equity bonuses) exceeding annual salaries for each of the five most highly compensated executive officers of the Company. The Chief Executive Officer of the Company received a salary increase of approximately 6.8% for 1999, primarily representing an inflation adjustment over the two-year period since the prior salary adjustment. This increase was less than the average Company employee salary adjustment over the two-year period.

      Cash Bonuses. At its February 1998 meeting, the Committee determined the bonus pool and bonus volatility guidelines to be applied in determining 1998 bonuses.

      The Committee established a target bonus pool equal to approximately 7% of the after tax growth in adjusted book value ("ABV") for the year. The target bonus pool assumed a 13% growth in ABV per share for the year, and was subject to upward or downward adjustment for higher or lower growth in ABV per share. Growth in ABV is determined after all operating expenses, including the cost of the bonus plan itself. The expected bonus pool for 1998 ranged from $14 to $16 million based upon anticipated premium volume. The 1998 expected bonus pool of $14 to $16 million was less than the actual 1997 bonus pool accrual of $17.8 million, of which approximately $17 million was awarded. In addition, the 1998 bonus pool was subject to adjustment based upon the quality of return of capital deployed. This adjustment was intended to motivate management to use the Company's capital prudently in building adjusted book value per share. Under this guideline, the bonus pool would be unchanged so long as transactions insured by the Company's subsidiaries had a weighted average return on equity under the Company's return on equity model ("Transaction ROE") equal to a specified target Transaction ROE, provided that a Transaction ROE 2% or more above such target would result in a 2% increase in ABV per share, while a Transaction ROE 2% or more below such target would result in a 2% decrease in ABV per share, with Transaction ROE's within such range interpolated on a straight-line basis. By comparison, the 1997 target bonus pool guideline allowed for only a 1% adjustment to growth in ABV attributable to the deviation of actual ROE from target ROE.

      The effect of the 1998 target bonus pool was to require a substantial increase in ABV growth and/or Transaction ROE from prior year performance to maintain the bonus pool at the level paid in the prior year. In establishing these guidelines, the Committee recognized that compensation matters in connection with new ventures would be handled outside the bonus pool, and that adjustments to the target bonus pool may be recommended by management, subject to approval of the Committee, to reflect changes in circumstances. The Committee also recognized that non-distributed bonus pool amounts from prior years may be carried over into future years.

      As in the prior year, bonus participants were broken into three groups, each with a different volatility of bonus (upwards or downwards) depending on Company and/or group performance as set forth below:

       Guidelines for Bonus Volatility--Variable Percentage of Bonus Award

      Group                                                 Variability
      -----                                                 -----------
      CEO, COO and EVP                                       Up to 50%
      Other Mgmt. Comm. members and senior officers          Up to 20%
      All others                                             Up to 10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Management and the Committee retained discretion as to allocation of bonus amounts to individuals based upon performance, with the understanding that the guidelines were directional and indicative of bonus pool distribution assuming good to above average employee performance. In the case of Management Committee members, the base bonus amounts were equal to the average of the prior two years' bonuses.

      The Company experienced record PV premium growth in 1998, coupled with record Transaction ROE, resulting in a 1998 bonus pool of approximately $24.0 million under the guidelines described above. Of this amount, approximately $22 million was paid for 1998, with the balance carried over into future years. This bonus pool included a 10% supplemental bonus paid to all Company employees (other than the Chief Executive Officer and Chief Operating Officer) in recognition of the record performance for the year. By comparison, the actual bonus pool for 1997 was approximately $17 million (excluding approximately $0.8 million carried over to the subsequent year). The 1998 bonus (including equity bonus) for the Chief Executive Officer increased approximately 19% from 1997, which was in line with the average bonus increase for other employees of the Corporation and reflective of the Committee objective to have a substantial amount of executive compensation reflected in performance share profitability rather than cash compensation. The Committee found this bonus amount to be warranted in view of the record level of premium production at well above the target Transaction ROE and other accomplishments which contributed substantially to shareholder value in 1998.

      Equity Bonuses. 1998 was the fifth year that bonuses were paid part in cash and part as equity bonus awards under the Equity Plan. Equity bonuses represent "phantom shares" of the Company's common stock. Each bonus is determined as discussed above under the caption "Cash Bonuses", and a specified percentage of such bonus is paid in the form of an equity bonus in lieu of cash. Equity bonus awards are deemed invested in the Company's common stock at 85% of fair market value, and payment of such awards is deferred for a minimum of five years. For 1998, as in the prior year, each employee had the option, exercisable approximately six months prior to year-end, to increase his or her equity bonus percentage to up to 50% of his or her total bonus, subject to Committee approval. The Committee also determined that bonuses to executive officers would be paid as equity bonuses to the extent that such bonuses, if paid in cash, would result in the loss of a material federal income tax deduction under
Section 162(m) of the Internal Revenue Code of 1986. In connection with its 1998 equity bonus awards, the Committee approved an Equity Plan amendment providing mandatory deferral of equity bonus award payouts to the extent that such payouts, if made, would not be deductible by the Company due to the limitation imposed by Section 162(m). The amount of the Chief Executive Officer's bonus paid in the form of an equity bonus for 1998 was $990,000, representing approximately 64% of his total bonus.

      The minimum equity bonus percentages employed in 1998 (unchanged from 1997) are set forth below:

                Equity Bonus Award as a Percentage of Total Bonus

      Total Bonus (in thousands)      Marginal Rate
      --------------------------      -------------
      $0 to $50                       10% (optional for bonuses below $50,000)
      $51 to $150                     15%
      $151 to $300                    20%
      Over $300                       25%.

      Performance Shares. The Equity Plan provides for the award of performance shares. Each performance share represents a right to receive up to two shares of the Company's common stock, with the actual number of common shares receivable determined on the basis of the increase in adjusted book value per share over a specified performance cycle. The performance shares were designed to provide less compensation to participants than stock options if the Company performs poorly and more compensation to participants if the Company performs well. In particular, the performance shares were designed to have no value if the Company fails to generate a return on equity in excess of 7%, which at the time was a proxy for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the risk-free yield on treasury securities. Holders of performance shares are entitled at the time of grant to elect to have their performance shares valued at the time of payout either including or excluding realized and unrealized gains and losses on the Company's investment portfolio. The Committee's approach generally has been to refrain from awarding performance shares to the same individuals in successive years. 1998 performance share awards (awarded in January 1999) were allocated 1/3 to a 1999/2000/2001 performance cycle and 2/3 to a 2000/2001/2002 performance cycle. The Company has implemented a program of share purchases through a "rabbi trust" for the purpose of funding in advance its obligations in respect of outstanding performance shares. The Chief Executive Officer, who last received an award of performance shares in January 1998, did not receive a performance share award in January 1999. In January 1999, the Committee approved performance share payouts for the three-year performance share award cycle ended December 31, 1998 based upon growth in ABV per share during the cycle. The Committee determined that each performance share for such award cycle was equal to 159.49% (including portfolio gains and losses) or 140.95% (excluding portfolio gains and losses) of a common share of the Company. Performance shares were paid in Company common shares or cash, or such amounts were deferred, in accordance with the provisions of the Equity Plan and the Company's Deferred Compensation Plan.

      Stock Ownership Guidelines. The Committee has implemented stock ownership guidelines for senior executives, including the five most highly compensated executive officers, of the Company. The guidelines establish share ownership objectives for senior executives, with the expectation that senior executives would retain at least 50% of the net after-tax shares from Company compensation plans until the objective has been met (absent any hardship situation). The Committee considers adherence to the ownership guidelines a significant factor in sizing future long-term incentive awards for senior executives. The share ownership objective calls for ownership of Company shares having a market value,
(i) in the case of the Chief Executive Officer and Chief Operating Officer, equal to the sum of three times annual compensation up to $500,000 and four times additional compensation and (ii) in the case of other senior executives, equal to the sum of two times annual compensation up to $300,000 and three times additional compensation. For purposes of the guidelines, share ownership (i) includes common stock owned, vested equity bonus shares, and common stock deferred and phantom common stock investments under the Company's benefit plans and (ii) excludes outstanding performance shares or stock options.

      The Committee reviewed compliance with Section 162(m) of the Internal Revenue Code of 1986, relating to the deductibility of compensation paid to the Chief Executive Officer and the other most highly compensated officers of the Company. Performance share awards under the Equity Plan were designed, on advice of counsel, to comply with the requirements of Section 162(m). Given the Committee's intention to continue employment of deferred equity bonus awards in lieu of a portion of cash bonuses in determining 1999 compensation for the Company's senior management or to develop an alternative approach to maintain the availability of federal income tax deductions for executive compensation, the Committee has determined that it is unlikely that the Company will pay compensation in 1999 that would result in the loss of any material federal income tax deduction under Section 162(m) and has not recommended that any other action be taken as a consequence of such provision.

                                          Human Resources Committee
                                          K. Thomas Kemp (Chairperson)
                                          Robert N. Downey
                                          David O. Maxwell
                                          James H. Ozanne

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Each director and executive officer of the Company, and each beneficial owner of more than 10% of the Common Stock and Preferred Stock, is required under Section 16 of the Exchange Act to report to the SEC, the New York Stock Exchange (the "NYSE") and the Company, by a specified date, all transactions in the Company's equity securities. Based solely upon a review of the reports furnished to it pursuant to Section 16, the Company believes that all of its directors, executive officers and greater than 10% equity security holders complied with the filing requirements applicable to them with respect to transactions occurring during 1998, except that (i) Mr. Cochran filed one Form 4 late, relating to a gift to his children, and (ii) Mr. McCarthy filed one Form 4 late, relating to an exercise of phantom Forward Shares.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Human Resources Committee consisted of Messrs. Kemp, Downey, Maxwell and Ozanne throughout 1998, and also included Messrs. Frank and Osterhoff until May 1998. None of such persons is currently or has ever been an officer or employee of the Company or any subsidiary of the Company. Mr. Kemp is President and Chief Executive Officer of Fund American and Chairman and Chief Executive Officer of White Mountains. Mr. Cochran, Chairman and Chief Executive Officer of the Company, is a director of Fund American and White Mountains, and a member of the compensation committee of Fund American. Mr. Taylor, President and Chief Operating Officer of the Company, is a director and member of the compensation committee of Source One, a subsidiary of Fund American. Mr. Ozanne is Chairman of Source One.

                             STOCK PRICE PERFORMANCE

      The following graph compares the cumulative total return for an investment of $100 on May 6, 1994 (the effective date of registration of the Company's Common Stock) through December 31, 1998 in (i) the Company's Common Stock, (ii) Standard & Poor's 500 Composite Index and (iii) the NYSE Financials Index. The graph assumes that all dividends were reinvested (except for NYSE Financials Index).

              Cumulative Total Return on Common Stock compared to
        Standard & Poor's 500 Composite Index and NYSE Financials Index
                       (May 6, 1994 to December 31, 1998)

                                [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                            FSA           S&P            NYSE
               May 6        100           100            100

               Jun30       106.79         99.34         99.99
               Sep30       105.33        104.6          98.59
               Dec31       104.49        104.59         93.73
               Mar31       107.4         114.76        103.08
               Jun30       125.33        125.72        112.91
               Sep30       127.59        135.71        126.81
               Dec31       126.09        145.35        132.74
               Mar31       128.39        151.6         139.97
               Jun30       138.9         158.41        141.62
               Sep30       149.54        163.4         150.68
               Dec31       167.86        180.72        171.24
               Mar31       169.59        185.67        177.97
               Jun30       199.59        213.88        203.56
               Sep30       240           228.85        224.39
               Dec31       237.34        227.58        229.03
               Mar31       288.24        267.3         262.31
               Jun30       291.03        277.54        266.59
               Sep30       259.89        256.82        221.38
               Dec 31      282.2         303.37        249.61

           PROPOSAL 2: APPROVAL OF THE 1993 EQUITY PARTICIPATION PLAN
                              AND PERFORMANCE GOALS

      We are submitting the Equity Plan for shareholder approval to:

            o ratify an amendment by the Board in February 1999 to authorize an additional 1.5 million shares of Common Stock available for certain awards; and

            o approve performance goals applicable to awards of performance shares under the Equity Plan to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to the deductibility of compensation paid to the Chief Executive Officer and the other four most highly compensated officers of the Company.

      The Board and shareholders adopted the Equity Plan in 1993, and have since approved amendments to the Equity Plan. The Equity Plan now provides for awards of performance shares, equity bonuses, stock options and restricted stock. The total number of shares of Common Stock reserved and available for distribution under the Equity Plan in respect of performance shares, stock options and restricted stock was initially 1,810,780, and was increased to 2,110,780 in December 1995 in connection with the Company's acquisition of CGC. The proposed amendment to the Equity Plan would increase such reserved and available shares by an additional 1.5 million shares, to an aggregate of 3,610,780 from inception. At December 31, 1998, the Company had issued under the Equity Plan 1,918,353 performance shares (of which 102,698 have been forfeited) and stock options for 177,899 shares of Common Stock (of which stock options for 427 shares have been forfeited). Performance share data includes stock options which were converted into performance shares in May 1995. On March 11, 1999, the closing price per share of Common Stock on the NYSE was $53.875.

      If the Company's shareholders fail to approve "Proposal 2", the Equity Plan, as amended to date (except for the increase in authorized shares), and all outstanding awards granted thereunder will continue in full force and effect in accordance with their terms, but future awards under the Equity Plan to the Chief Executive Officer and the other four most highly compensated officers of the Company may not be deductible under the Code. The timing and specific terms of future grants under the Equity Plan cannot be determined at this time.

      The full text of the Equity Plan, including the February 1999 amendments thereto, is set forth as Appendix A to this Proxy Statement. The following description of certain features of the Equity Plan is qualified in its entirety by reference to Appendix A.

General Description of the Equity Plan

      Purpose. The purpose of the Equity Plan is to enable the Company to retain and attract executives and employees who will contribute to the Company's success by their ability, ingenuity and industry, and to enable such executives and employees to participate in the long-term growth of the Company by obtaining a proprietary interest in the Company or the cash equivalent thereof. Any employee of the Company and its subsidiaries selected by the Committee (described below) is eligible to participate in the Equity Plan. As of March 1, 1999, approximately 225 executives and employees were eligible to participate in the Equity Plan. The Equity Plan became effective on November 19, 1993. No stock option, restricted stock, performance share or equity bonus may be granted pursuant to the Equity Plan on or after the tenth anniversary of the date of the most recent shareholder approval of the Equity Plan, although awards granted under the Equity Plan prior to such date may extend beyond that date.

      Administration. The Equity Plan is administered by a committee (the "Committee"), which generally will be comprised of members of the Board who are "disinterested persons" within the meaning of the rules promulgated under the Exchange Act. The Committee generally administers the Equity Plan and has the authority to determine the terms and conditions of any award under the Equity Plan and whether and to what extent stock and other amounts payable with respect to an award under the Equity Plan should be deferred automatically or at the election of the participant. The members of the Committee are appointed by the Board of Directors and serve at the pleasure of the Board. Members of the Committee and any person who serves only as a director are not eligible participants under the Equity Plan.

      Awards Authorized. The Equity Plan authorizes the discretionary award by the Committee to key employees of the Company and its subsidiaries of:

            o performance shares, which are a vehicle for granting awards based upon financial results as well as market price;

            o equity bonus awards, whereby the Company can pay all or a portion of an employee's bonus in the form of phantom shares of common stock;

            o restricted shares of Common Stock; and

            o options to purchase shares of Common Stock.

We expect future awards under the Equity Plan to be in the form of performance shares and equity bonuses. Each type of award and related tax consequences are described below. Additional special tax rules may apply to those Equity Plan participants who are subject to Section 16 of the Exchange Act.

      Shares Available. The number of performance shares allocated to a Performance Cycle (described below) under any award of performance shares may not exceed 100,000, and the Committee may not grant performance share awards providing for payment exceeding 300,000 shares of Common Stock or the cash equivalent thereof for any one participant in any one calendar year. Up to 10,000,000 shares of Common Stock may be allocated to the payment of equity bonus awards. The total number of shares of Common Stock reserved and available for distribution from inception under the Equity Plan as performance shares, stock options and restricted stock is 3,610,780 (or, if shareholder approval is not obtained for Proposal 2 at the Annual Meeting, 2,110,780). If any shares or options granted under the Equity Plan are forfeited, the shares allocated will be available again for distribution in connection with future awards under the Equity Plan. Awards of performance shares, stock options and restricted stock under the Equity Plan may be funded with newly issued shares, while awards of equity bonus under the Equity Plan must be funded with shares repurchased in the open market.

      Resale Restrictions. Shares of Common Stock granted under the Equity Plan or acquired upon payout of performance shares or exercise of stock options granted under the Equity Plan may be resold by participants subject to compliance with the Securities Act of 1933, and the rules and regulations thereunder. The Company has filed a registration statement, as amended, on Form S-8 (File No. 33-78784), relating to the Equity Plan, which contains additional information.

      Amendment, Modification or Termination. The Board may amend, alter or discontinue the Equity Plan at any time, provided that:

            o such amendment, alteration or discontinuation does not impair the rights of an optionee or recipient with respect to any prior award under the Equity Plan; and

            o shareholder approval is required to the extent necessary to comply with applicable provisions of Section 16 of the Exchange Act (or Rule 16b-3 thereunder) or any other requirement of applicable law or regulation.

Securities Issued Under the Equity Plan

1. Performance Shares.

      Administration and Awards. A performance share represents the economic value of a whole share of Common Stock, and not just appreciation, as is the case with a stock option. The number of common shares represented by a performance share depends upon the attainment by the Company and its subsidiaries (on a consolidated basis), or a subsidiary or division of the Company, of performance goals, referred to as "Performance Objectives," during the time period (a "Performance Cycle") specified by the Committee at the time an award of performance shares is made. The Performance Objectives are financial goals set by the Committee to be measured by certain pre-determined criteria. The Performance Objectives currently in place are described in more detail on page 11 under the caption "Executive Compensation - Performance Shares" and in the related table "Long-Term Incentive Plans - Awards in 1998" and the notes thereto. Proposal 2 seeks approval of such Performance Objectives. The Equity Plan allows the Committee to change such Performance Objectives.

      The terms and conditions of performance share awards are set forth in a written agreement between the Company and the participant. The written agreement may permit a participant to make elections with respect to the Performance Objective(s) applicable to the performance shares and/or the method(s) of calculating such Performance Objectives. Performance shares are denominated in shares of Common Stock and, contingent upon the attainment of specified Performance Objectives within one or more Performance Cycles, generally will represent the right to receive a distribution of Common Stock and/or payment of cash following the completion of the related Performance Cycle. The Committee will determine the extent to which Performance Objectives have been achieved by the Company in each Performance Cycle.

      Vesting. Performance shares will vest as determined by the Committee at the date of award, subject to subsequent acceleration by the Committee. All unvested performance will vest (1) subject to certain exceptions, immediately following a Change in Control (see below), (2) upon termination without Cause (as defined in the Equity Plan), (a) if awarded on or prior to January 1, 1996, in full or (b) if awarded thereafter, pro-rata in proportion to the percentage of the Performance Cycle for such performance shares during which the participant was employed by the Company, and (3) upon Retirement (as defined in the Equity Plan), (a) if awarded on or prior to January 1, 1998, in full or (b) if awarded thereafter, pro-rata in proportion to the percentage of the Performance Cycle for such performance shares during which the participant was employed by the Company. Unvested performance shares will be forfeited upon termination of employment with the Company unless previously vested as provided above.

      Distributions. Distributions of shares of Common Stock and/or payments of cash will be made to each participant within 120 days after the completion of the Performance Cycle covered by the award. Such distributions or payments will be calculated in accordance with the Committee's determination of the achievement of the Performance Objectives applicable to the related Performance Cycle. In certain circumstances, an agreement governing the award of performance shares may require deferral, rather than a distribution or payment.

      The number of shares of Common Stock to be distributed or cash to be paid, or combination thereof, will be determined by formulae set forth in the Equity Plan. Under the formulae, the number of shares of Common Stock that may be distributed will be determined by multiplying the number of performance shares applicable to a completed Performance Cycle by a percentage (the "Payout Percentage") (which may be more than 100%) representing the extent to which the Performance Objectives set forth in such award have been achieved during the applicable Performance Cycle. Cash distributions will be calculated by multiplying that number of shares of Common Stock by the fair market value of the Common Stock as of the last day of the applicable Performance Cycle or such other date determined by the Committee. If a combination of Common Stock and cash is distributed, the number of shares of Common Stock and amount of cash determined by the formulae described above would be multiplied by the applicable percentages of stock and cash.

      Share Adjustments. In the event of any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend, subdivision or combination of shares of stock, reclassification, recapitalization, or merger or consolidation in which the Company is the surviving entity, the Committee will make such adjustment, if any, that it deems necessary in the number of performance shares allocated to awards of performance shares to reflect such change in capitalization. At the time an award of performance shares is granted, the Committee may determine that the awarded performance shares will be adjusted in the event that the Company pays cash dividends on Common Stock during the applicable Performance Cycle. Distributions with respect to performance shares will be made in cash if insufficient shares of Common Stock are available under the Equity Plan or if a participant elects to receive cash and the Company agrees to pay in cash.

      Change in Control. In the event of a Change in Control, unvested performance shares will immediately become fully vested unless, in the case of performance shares awarded after January 1, 1996, the Board elects prior to the Change in Control to continue the Equity Plan (subject to acceleration of vesting for a participant who thereafter is terminated without Cause or who voluntarily leaves for "Good Reason"). In the event the Equity Plan is not continued, a participant will be entitled to a cash payment, or payments, under the Equity Plan with respect to all Performance Cycles completed on or prior to the date of the Change in Control. In addition, the Committee is required to value all performance shares for which vesting has been accelerated in respect of Performance Cycles not completed on or before the date of the Change in Control with specified minimum Payout Percentages. On the date one year after the Change in Control, the Company will pay each participant (unless his or her employment with the Company shall have been terminated voluntarily or for cause, with certain exceptions) the cash to which such participant is entitled with respect to performance shares whose vesting has been accelerated based on the Change in Control.

2. Equity Bonuses.

      Awards. The Committee may award equity bonuses based on a formula established by it, on a participant-by-participant basis or pursuant to any combination thereof.

      Vesting and Conditions. Each participant will be 100% vested in the participant's equity bonus unless it is forfeited prior to the realization event by reason of termination for Cause.

      Accounts. Each participant's account will be credited with a number of shares of Common Stock determined by dividing the dollar amount of such participant's award by 85% of the fair market value of the Common Stock on the date on which the shares are credited to such account. Such credits are book-keeping entries only, and do not vest in the participants any voting rights with respect to Common Stock or any right to specific shares or other assets of the Company.

      Dividends. Accounts will be credited with an amount equal to each dividend declared and paid on shares of Common Stock which will be reinvested in additional phantom shares of Common Stock (employing the 85% discount described above) to the extent provided under the Equity Plan.

      Distributions. Unless otherwise determined by the Committee, amounts attributable to equity bonuses will be distributed to the participant upon the first to occur of (i) the expiration of the period specified by the Board or Committee, (ii) the occurrence of a Change in Control, (iii) the termination of the provision in the Equity Plan relating to equity bonuses or (iv) disability or death of the participant, in each case subject to certain further deferral to the extent necessary to avoid disallowance as a tax deduction by the Company pursuant to Section 162(m) of the Code.

      Funding. The Committee has established a "rabbi trust" as a vehicle to assist the Company with its obligations to fund equity bonus awards. The obligation of the Company to fund equity bonus awards is an unfunded unsecured obligation of the Company, and participants have no rights to any assets of the rabbi trust or other assets of the Company.

3. Stock Options

      Option Agreements. Stock options granted under the Equity Plan may be of two types: (i) incentive stock options within the meaning of Section 422 of the Code and (ii) non-qualified stock options. To the extent that any option does not qualify as an incentive stock option, it constitutes a non-qualified stock option. Options granted under the Equity Plan are evidenced by stock option agreements containing provisions consistent with the terms of the Equity Plan.

      Price. The option price per share of Common Stock is determined by the Committee at the time of grant and may be more or less than the fair market value of the Common Stock on the date of the grant of the option. If an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company and an incentive stock option is granted to such employee, the option price may not be less than 110% of the fair market value of the Common Stock on the date the option is granted.

      Term. The maximum term of the options is ten years. If an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company and an incentive stock option is granted to such employee, the maximum term of such option is five years.

      Exercisability. Options are exercisable only at such time or times as determined by the Committee at or after grant.

      Notice of Exercise and Payment. Each option is exercisable only by delivery of a written notice meeting the requirements of the Equity Plan and specifying the number of shares of Common Stock for which it is exercised. Payment must be made in full at the time the option is exercised by either a certified, bank or personal check as determined by the Committee or, if the Committee has established or assisted with the establishment of a Company or third-party loan program in accordance with the Equity Plan for which the optionee is eligible, with the proceeds of a loan from the Company or third party.

      Non-Transferability. No option is transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee or, if an optionee's employment terminates by reason of death, exercisable by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year or until the expiration of the stated term of the option, whichever is shorter.

      Termination of Employment. If an optionee's employment terminates by reason of death or disability, any option held by the optionee may be exercised until the shorter of one year from the date of such termination or the period specified by the Committee at grant. If an optionee's employment terminates by reason of retirement, options held by the optionee may be exercised until the shorter of three years from the date of termination or the expiration of the stated term of the option. In the case of termination without Cause, options are exercisable until the shorter of nine months from the date of termination and the expiration of the term of the option. Unless determined otherwise by the Committee, if an optionee's employment is terminated by the optionee for any reason other than death, disability or retirement, or is terminated by the Company for Cause, options held by the optionee are thereupon terminated, except that options that have become exercisable will be exercisable for the lesser of three months or the balance of the option's term.

      Change in Control. In the event of a Change in Control, all outstanding unexercised options become immediately exercisable. If the optionee elects, such options will be canceled and the Company will be required to pay each optionee in cash an amount equal to the product of (i) the difference between (a) the greatest of the then current fair market value of the Common Stock, the fair market value within 30 days preceding such change in control or the highest offered price in any tender offer for shares of Common Stock and (b) the exercise price of canceled options and (ii) the number of shares subject to unexercised options then held by the optionee.

      Rights as Shareholder. The optionee will have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an option until the date the option has been exercised and the full purchase price for the related shares has been received by the Company.

4. Restricted Stock

      Awards. Shares of restricted stock awarded under the Equity Plan may be conditioned upon attainment of specified performance goals. The provisions of restricted stock awards need not be the same with respect to each recipient. Restricted stock awarded under the Equity Plan is evidenced by award agreements containing provisions consistent with the terms of the Equity Plan.

      Restrictions and Conditions. The recipient may not voluntarily or involuntarily sell, transfer, pledge, anticipate, alienate, encumber or assign restricted stock during the Restriction Period established by the Committee. The recipient generally has all rights of a shareholder of the Company, including the right to vote the shares and, unless otherwise determined by the Committee, receive cash dividends with respect to the restricted stock. Upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction will be forfeited by the recipient. In the event a recipient's employment is terminated by the Company, other than for Cause, the Committee may waive any or all remaining restrictions with respect to such recipient's shares. In the event of death, disability, retirement or certain Change in Control transactions during the Restriction Period, restrictions immediately lapse.

Tax Consequences

      The following discussion does not purport to be a complete description of all of the Federal tax consequences of the Company's equity-based compensation programs. In addition, the discussion does not address state, local or foreign tax consequences that may be applicable in any holder's particular circumstances.

1. Performance Shares

      No Federal income tax consequences are incurred by the Company or the holder at the time performance shares are awarded. However, the holder will realize ordinary income for Federal income tax purposes equal to the amount of cash and/or value of property received upon distribution following the end of the applicable Performance Cycle or deferral period, if any. Such ordinary income also will constitute wages subject to the withholding of income tax, and the Company will be required to make whatever arrangements are necessary to ensure that the proper amount required to be withheld is available for withholding in cash. The Company will generally be entitled to a deduction for Federal income tax purposes in the same amount as the amount included in ordinary income by the recipient with respect to his or her performance share payout, provided that the applicable tax-withholding requirements and Section 162(m) of the Code are satisfied. Where stock is distributed, subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares.

2. Equity Bonuses

      Equity bonuses are intended to be structured so that no income will be recognized by a recipient at the time an equity bonus is awarded other than for purposes of payroll tax and medicare tax. Generally, ordinary income will, however, be recognized by a recipient at the time an equity bonus is distributed in an amount equal to the fair market value of the stock and cash at such time. Such ordinary income also will constitute wages subject to the withholding of income tax, and the Company will be required to make whatever arrangements are necessary to ensure that the proper amount required to be withheld is available for withholding in cash. The Company will generally be entitled to a deduction for Federal income tax purposes in the same amount as the amount included in ordinary income by the recipient with respect to his or her equity bonus, provided that the applicable tax-withholding requirements and Section 162(m) of the Code are satisfied. Where stock is distributed, subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares.

3. Stock Options

      Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to the Company.

      To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such shares within two years after the option is granted nor within one year after the transfer of the shares to the optionee pursuant to exercise of the option. In addition, the optionee must be an employee of the Company or a qualified Company subsidiary at all times between the date of grant and the date three months (one year in the case of death or disability) before exercise of the option. Incentive stock option treatment generally allows the sale of Common Stock received upon the exercise of an incentive stock option to result in any gain being treated as a capital gain to the optionee, but the Company will not be entitled to a tax deduction. However, the exercise of an incentive stock option (if the holding period rules described in the following paragraph are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the option price.

      If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. Such gain will be equal to the difference between the option price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) The Company will generally be entitled to a deduction equal to the amount of such gain included by an optionee as ordinary income, but will not have any withholding obligation with regard to that income. Any excess of the amount realized upon such disposition over the fair market value at exercise will be long-term or short-term capital gain depending on the holding period involved.

      If permitted under the terms of an option agreement or in the discretion of the Committee, an optionee may make payment of the option price under an incentive stock option by delivering shares of Common Stock to the Company. In such circumstances, the optionee generally will not recognize any gain with respect to the exchanged shares, but the amount of gain, if any, which is not so recognized will be excluded from the optionee's basis in the new shares received equal to the number of shares used to exercise the option. However, the use in the exercise of an incentive stock option by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period.

      Non-Qualified Stock Options. No income will be recognized by an optionee at the time a non-qualified stock option is granted. Generally, ordinary income will, however, be recognized by an optionee at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying Common Stock on the exercise date over the option price. Such ordinary income also will constitute wages subject to withholding tax and the Company will be required to make whatever arrangements are necessary to ensure that the proper amount required to be withheld is available for withholding in cash. The Company will generally be entitled to a deduction for Federal income tax purposes in the same amount as the amount included in ordinary income by the optionee with respect to his or her non-qualified stock option, provided that the applicable tax-withholding requirements and Section 162(m) of the Code are satisfied.

      Gain or loss on a subsequent sale or other disposition of shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and the optionee's holding period in the shares acquired on the exercise will begin on the date of exercise. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option.

      If permitted under the terms of an option agreement or in the discretion of the Committee, an optionee may make payment of the option price for a non-qualified option by delivering shares of Common Stock to the Company. In such circumstances, the optionee generally will not recognize any gain with respect to the exchanged shares, but the amount of gain, if any, which is not so recognized will be excluded from the optionee's tax basis in the new shares received equal to the number of shares used to exercise the option. In addition, the fair market value of the additional shares received by the optionee will be taxable as ordinary income. The optionee's holding period in the exchanged shares received will include the optionee's holding period in the shares delivered in exchange therefor.

4. Restricted Stock

      Unless a holder of restricted stock makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of the award of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of such risk). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and the Company will be entitled to a deduction if the applicable tax-withholding requirements and Section 162(m) of the Code are satisfied, equal to the difference between the fair market value of the stock at such time and the amount, if any, paid by the holder for the restricted stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares.

      In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of restricted stock, the holder will recognize ordinary income on the date of the award of restricted stock, and the Company will be entitled to a deduction for Federal income tax purposes if applicable withholding requirements and Section 162(m) of the Code are satisfied, equal to
(i) the fair market value of the restricted stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the restricted stock. If an "83(b) election" is made, there will be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted stock generally will be eligible for capital gains treatment.

5. Excess Parachute Payments

      The accelerated vesting of stock options, restricted stock and performance shares upon a Change in Control generally will result in a "parachute payment" within the meaning of Section 280G of the Code. In addition, all or part of any equity bonus that is paid on an accelerated basis due to a Change of Control may also be a parachute payment. Some or all of any such parachute payment could be an "excess parachute payment" to the holder. Excess parachute payments are subject to a 20% excise tax imposed on the holder in addition to any income tax payable, and also are nondeductible by the Company. Parachute payments generally will not be treated as excess parachuste payments unless they exceed a base amount of three times the holder's average annual compensation from the Company over the previous five years.

      The accelerated vesting of incentive stock options on a Change in Control could cause incentive stock options to cease to qualify for incentive stock option status for Federal income tax purposes. To the extent that incentive stock options on more than $100,000 fair market value of Common Stock (determined at the time of grant) become exercisable in a single year, such options will be treated as non-incentive stock options.

      The exercise of a right to have stock options canceled in exchange for a payment in cash or Common Stock would result in ordinary income to the holder in an amount equal to the sum of any cash received and the fair market value of any Common Stock received. The holder's basis in any shares of Common Stock received would be equal to the amount of ordinary income recognized with respect to such shares. Upon subsequent disposition of the shares, and assuming that such shares are held as a capital asset, any further gain or loss would be either short-term or long-term capital gain or loss, depending on the holding period of the shares. Subject to application of the excess parachute rules to amounts that become vested and payable by reason of a Change in Control, the Company generally would be allowed a tax deduction equal to the amount of ordinary income recognized by the holder upon such a cancellation.

      The Board recommends a vote FOR approval of the Company's 1993 Equity Participation Plan, as amended, and the performance goals applicable to awards of performance shares thereunder.

       PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE NUMBER OF AUTHORIZED SHARES

      Our Board will meet on the date of the Annual Meeting to approve, subject to shareholder approval, an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of shares we can issue from 53,000,000 to 220,000,000. We are now authorized to issue 53,000,000 shares, consisting of 50,000,000 shares of common stock with a par value of $.01 per share and 3,000,000 shares of preferred stock with a par value of $.01 per share. If the shareholders approve the amendment, we will be authorized to issue 220,000,000 shares, consisting of 200,000,000 shares of common stock and 20,000,000 shares of preferred stock. If shareholder approval is obtained, we will revise Article IV of our Restated Certificate of Incorporation, as amended, by deleting the numbers 53,000,000 (number of authorized shares of stock), 50,000,000 (number of authorized shares of common stock) and 3,000,000 (number of authorized shares of preferred stock), and replacing them with 220,000,000, 200,000,000 and 20,000,000, respectively.

      We do not have any present intention, commitment or agreement to issue additional shares of common or preferred stock authorized by the proposed amendment. Currently authorized shares are sufficient to cover additional capital growth to grow our business, future awards under the Equity Plan and any exercise by Fund American of its right to convert its shares of Preferred Stock into Common Stock. However, our Board believes it is desirable to increase the number of shares of stock we are authorized to issue to provide the Company with adequate flexibility to accomplish stock splits and corporate transactions which may arise from time to time. The proposed amendment to Article IV would permit the issuance of additional shares up to the new maximum authorization without further action or authorization by shareholders (except as may be required in a specific case by law or the NYSE). In addition, our certificate of incorporation vests our Board with authority to issue preferred stock from time to time in one or more series, as may be adopted by resolution(s), including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, liquidation preferences and any other designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The Board believes it is prudent for the Company to have flexibility to avail itself of new products being structured as preferred stock should such products be more attractive than issuing debt or additional common shares.

      The holders of our stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of stock might dilute, under certain circumstances, the ownership and voting rights of shareholders. The proposed increase in the number of shares of stock the Company is authorized to issue is not intended to inhibit a change in control of the Company. However, the availability for issuance of additional shares of stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.

      The Board recommends a vote FOR approval of an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of shares authorized for issuance thereunder.

            PROPOSAL 4: APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

      PricewaterhouseCoopers LLP currently serve as the Company's independent auditors. They (including their predecessor, Coopers & Lybrand L.L.P.) have served in that capacity since January 1990. During 1998, PricewaterhouseCoopers LLP examined the accounts of the Company and its subsidiaries and also provided other services to the Company in connection with SEC filings and in connection with the establishment of the Company's joint venture with XL. In February 1999, the Board appointed PricewaterhouseCoopers LLP as the independent auditors of the Company for 1999. The shareholders are asked to approve this action of the Board. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

      The Board recommends a vote FOR approval of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Fund American, MediaOne and Company Relationships

      In 1994, Fund American acquired (i) 2,000,000 shares of Common Stock directly from MOCC, (ii) 2,000,000 shares of the Series A Convertible Redeemable Preferred Stock of the Company (the "Preferred Stock") from the Company which are convertible into an equal number of shares of Common Stock at a price of $29.65 per share until the redemption date thereof, May 13, 2004, and (iii)(A) options to acquire 666,667 shares of Common Stock from MOCC at an exercise price of $23.50 per share until May 13, 1999 (the "Five-Year Option") and (B) options to acquire 1,893,940 shares of Common Stock from MOCC at an exercise price of $26.40 per share until September 2, 2004 (the "Ten-Year Option" and, together with the Five-Year Option, the "MOCC Options"; the number of shares and price per share contained in the MOCC Options are, in each case, subject to anti-dilutive adjustment). The Preferred Stock and the MOCC Options remain outstanding and their terms have not since been amended.

      In connection with the acquisitions, the Company entered into (i) a Shareholders Agreement with MOCC and the Company which provided for certain designation and voting arrangements for Board members and which was terminated in July 1998; (ii) a Registration Rights Agreement with MOCC and Fund American; and (iii) a Voting Trust Agreement with MOCC and The First National Bank of Chicago, as voting trustee thereunder.

      Under the Registration Rights Agreement, at any time prior to May 13, 2004, each of Fund American and MOCC is entitled to four demand registrations, and the right to register certain shares on a "piggyback" basis on an unlimited number of occasions if the Company proposes to have a public offering of Common Stock. The Company has agreed to indemnify Fund American and MOCC for certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments Fund American or MOCC may be required to make in respect thereof, in connection with sales by such person of Common Stock in a registration statement prepared by the Company under the Registration Rights Agreement.

      Pursuant to the Voting Trust Agreement, Fund American has the right to direct the voting of the 1,893,940 shares of Common Stock deliverable upon the exercise in full of the Ten-Year Option prior to the exercise of the Ten-Year Option. In addition, under certain circumstances, Fund American may require MOCC to deposit additional shares into the voting trust, to the extent MOCC beneficially owns such shares, so that Fund American will be able to vote 50.1% of the then issued and outstanding shares of Common Stock.

Fund American and Company Relationships

      During 1998, FSA Portfolio Management Inc. ("FSA Portfolio Management"), a wholly owned subsidiary of the Company, provided investment management services to an affiliate of Fund American in exchange for payment of an investment management fee equal to 15 basis points per annum on the principal amount of funds under management. In addition, as described on page 16 under "Compensation Committee Interlocks and Insider Participation," certain directors and executive officers of the Company are directors of Fund American or its subsidiaries, and certain executive officers of Fund American and its subsidiaries are directors of the Company.

MediaOne and Company Relationships

      In December 1993, the Company completed a restructuring (the "Restructuring") which significantly reduced its risk of loss from its insured portfolio of obligations backed by commercial mortgage loans (the "Commercial Mortgage Portfolio"). As part of the Restructuring, FSA obtained reinsurance from Commercial Reinsurance Company ("Commercial Re") in respect of the Commercial Mortgage Portfolio. Commercial Re is an insurance company organized for the purpose of the Restructuring that is owned approximately 91.6% by MOCC and 8.4% by Tokio Marine. Various agreements were entered into among the Company and its subsidiaries, Commercial Re and MediaOne in connection with the Restructuring, all of which remain in force and have not since been amended. These agreements include (i) a quota share reinsurance agreement, (ii) an investment management agreement providing for the management by FSA Portfolio Management of Commercial Re's investment portfolio and other matters in exchange for a fee initially ranging from 15 to 30 basis points per annum on the market value of Commercial Re's investment portfolio and (iii) a management agreement pursuant to which the Company provides management services to Commercial Re, including regulatory compliance and accounting services, for a fixed fee of $100,000 per annum.

      Subsidiaries of Enhance Financial Services Group, Inc. ("EFS"), Enhance Reinsurance Company and Asset Guaranty Insurance Company, provide reinsurance to FSA by participating in asset-backed and municipal reinsurance treaties and through facultative cessions. A subsidiary of MediaOne owned 28.7% of EFS prior to December 15, 1998, but decreased its ownership to an insignificant amount after that date. For 1998, the EFS subsidiaries participated in FSA's two quota share reinsurance treaties, one of which covered U.S. municipal business and one of which covered asset-backed and non-U.S. municipal business, and FSA's first loss treaty covering certain asset-backed transactions. In addition, pursuant to an automatic facultative facility, FSA at its option ceded to a subsidiary of EFS a quota share portion, subject to specified limits, of policies issued in 1998.

      The Company ceded to Commercial Re and the EFS subsidiaries premiums of $25.9 million, $16.9 million and $15.4 million for the years ended December 31, 1998, 1997 and 1996, respectively. In the opinion of the management of the Company, the terms of the existing reinsurance agreements with the MediaOne affiliates are no less favorable to FSA and its subsidiaries than the terms that could be obtained from unaffiliated parties.

Tokio Marine and Company Relationships

      Tokio Marine, the Company and FSA entered into a Cooperation Agreement dated as of December 27, 1990 (the "Cooperation Agreement") in connection with Tokio Marine's investment in the Company. The Cooperation Agreement contains reinsurance provisions (discussed below) and reciprocal marketing provisions. The Cooperation Agreement also entitles Tokio Marine to select one director of the Company and of FSA and to place up to three of its employees in FSA's New York offices and permits FSA to open a representative office on the premises of Tokio Marine in Tokyo, Japan. The term of the Cooperation Agreement is automatically renewed each year unless notice is given, subject to earlier termination by one party upon default by the other, or upon 90 days' prior written notice by one party to the other. Pursuant to the Cooperation Agreement, FSA has entered into a Master Reinsurance Placement Memorandum (the "Memorandum") by which FSA has agreed to cede and Tokio Marine has agreed to accept reinsurance equal to a specified percentage of the principal amount of new business written by FSA in each calendar year, with the cessions to be composed of treaty participations and facultative cessions, including an automatic facility by which FSA at its option may make quota share cessions, subject to certain conditions. Pursuant to the Memorandum, Tokio Marine participates in FSA's non-municipal and municipal treaties and has provided facultative reinsurance to FSA. The Company ceded premiums of $23.8 million, $21.2 million and $19.9 million to Tokio Marine for the years ended December 31, 1998, 1997 and 1996, respectively. In the opinion of the management of the Company and FSA, the terms of the Cooperation Agreement and reinsurance with Tokio Marine are no less favorable to FSA than the terms that could be obtained from unaffiliated parties. In anticipation of increased business opportunities with Japanese sponsors, Tokio Marine and FSA entered into a Memorandum of Understanding dated June 5, 1998 concerning the insurance and reinsurance of transactions involving Japanese assets and obligors, and FSA opened a representative office in Tokyo.

Tokio Marine Stockholders Agreement

      Pursuant to a Stockholders Agreement dated December 27, 1990, as amended (the "Tokio Marine Stockholders Agreement"), among Tokio Marine, the Company and MOCC, MOCC has agreed to vote all stock in the Company owned by it to nominate and to elect a senior employee of Tokio Marine designated by Tokio Marine to the Board of Directors of the Company so long as Tokio Marine owns at least 5% (9.9% in the event the Cooperation Agreement is terminated as a result of a breach by Tokio Marine) of the outstanding Common Stock or the Cooperation Agreement is in effect. As long as such conditions are met, to the extent permitted by law, the Company has agreed to cause a senior employee of Tokio Marine to be nominated as a director of the Company. So long as Tokio Marine owns any Common Stock, MOCC has agreed to use commercially reasonable efforts to cause the maximum cash dividends to be paid each year with respect to the Common Stock to the extent payable without violating applicable law, causing the rating agencies to lower or consider lowering the triple-A claims-paying ability ratings of FSA or reducing the cash of the Company and its subsidiaries below the amount needed to satisfy their reasonably anticipated business needs.

      The Tokio Marine Stockholders Agreement contains certain restrictions on the ability of Tokio Marine, MOCC and the Company to sell or otherwise transfer any stock of the Company or any subsidiary of the Company (and, under certain circumstances, the stock of MOCC), or all or substantially all the assets of the Company or FSA. Certain of the rights granted to Tokio Marine under the Tokio Marine Stockholders Agreement may make it more difficult for MOCC to sell additional shares of Common Stock or for the Company to dispose of certain assets or raise funds from the sale of Common Stock and therefore might be deemed to restrict a change in control of the Company.

XL and Company Relationships

      On November 3, 1998, the Company and XL entered into a joint venture to establish two new Bermuda-based financial guaranty insurance companies. Each of the new companies was initially capitalized with approximately $100,000,000. One company, Financial Security Assurance International Ltd. ("FSA International"), is an indirect subsidiary of FSA and the other company, XL Financial Assurance Ltd ("XLFA"), is a subsidiary of XL. The Company has a minority interest in XLFA and XL has a minority interest in FSA International. In conjunction with forming the new companies, the Company and XL swapped $80,000,000 of their respective common shares, with the Company delivering to XL 1,632,653 common shares out of treasury. The Company then sold $60,000,000 of the XL shares to an unrelated third party in order to fund, in part, its investment in FSA International.

      In connection with the transaction, the Company entered into a Registration Rights Agreement with XL. Under the Registration Rights Agreement, at any time prior to the sale by XL of all Common Stock of the Company that it owns or termination of the shareholders agreement entered into by the Company and XL in respect of FSA International, XL is entitled to three (or, under certain circumstances, four) demand registrations, and the right to register certain shares on a "piggyback" basis on an unlimited number of occasions if the Company proposes to have a public offering of Common Stock. The Company has agreed to indemnify XL for certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments XL may be required to make in respect thereof, in connection with sales by such person of Common Stock in a registration statement prepared by the Company under the Registration Rights Agreement.

      XL Insurance Ltd ("XLIC"), the principal operating subsidiary of XL, participated in a first loss treaty in 1998, under which FSA ceded a portion of its first loss exposure under specified asset-backed transactions. In 1998, FSA also made facultative quota share and first loss reinsurance cessions to XLIC of selected transactions. The Company ceded to XLIC premiums of $7.3 million and $15,000 for the years ended December 31, 1998 and 1997, respectively. In the opinion of management of the Company, the terms of the existing reinsurance agreements with XLIC are no less favorable to FSA and its subsidiaries than the terms that could be obtained from unaffiliated parties.

Offering of QUIDS

      In November 1998, we sold $100 million principal amount of 6.950% Senior Quarterly Income Debt Securities ("QUIDS") due 2098 and callable without premium
(a) in whole or in part on or after November 1, 2003 or (b) in whole at any time following the occurrence of certain tax events. Goldman, Sachs & Co. was the lead manager for the QUIDS offering. Mr. Downey, a director of the Company since 1994, is a limited partner of Goldman, Sachs & Co.

                                  OTHER MATTERS

      We know of no other business to be brought before the Annual Meeting other than as set forth above. The persons named in the enclosed proxy card intend to vote on any other matter which properly comes before the Annual Meeting in accordance with their best judgment.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                           FOR THE 2000 ANNUAL MEETING

      Shareholder proposals for inclusion in our proxy statement and form of proxy for our 2000 Annual Meeting of Shareholders must be received no later than November 26, 1999 at our principal executive offices, 350 Park Avenue, New York, New York 10022, Attention: General Counsel.

      In connection with the 2000 Annual Meeting of Shareholders, if we do not receive notice of a matter or proposal to be considered by February 9, 2000, then the persons appointed by the Board to act as the proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal at such annual meeting, if such matter or proposal is raised at such annual meeting.

                             ADDITIONAL INFORMATION

Solicitation of Proxies

      The Company is making this proxy solicitation. We may solicit proxies by mail, electronic mail, telephone, telecopy or in person, and will pay all solicitation costs. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards. Upon request, we will reimburse them for their reasonable expenses.

Voting Procedures

The shares represented by all valid proxies received will be voted as specified in the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted as recommended by the Board as follows: (a) FOR the election of all nominees for director; (b) FOR the approval of the Equity Plan and performance goals applicable to awards of performance shares thereunder; and (c) FOR ratification of the selection of independent auditors for 1999. In accordance with NYSE rules, NYSE member organizations must receive specific instructions from beneficial owners in order to vote on Proposal 3, approval of the amendment to our Restated certificate of Incorporation, as amended, to increase the number of shares authorized for issuance thereunder.

Vote Required

      Under New York law, any corporate action to be taken at a shareholders' meeting (other than election of directors) must be authorized by a majority of votes cast. "Votes cast" means the votes actually cast for or against resolution. An abstention does not count as a vote cast.

      Proposal 1: Election of Directors. A plurality of the votes cast at the Annual Meeting in person or by proxy is required to elect each director. Shares present in person at the meeting that are not voted for a particular nominee, and shares represented by proxy as to which authority to vote for such nominee is properly "withheld," will not be counted either "for" or "against" in determining a plurality for such nominee.

      Proposal 2: Approval of the Equity Plan and Performance Goals. Approval of the Equity Plan and performance goals requires the affirmative vote of a majority of the votes cast in favor of or against such action in person or by proxy at the Annual Meeting.

      Proposal 3: Approval of the Amendment to our Restated Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares. Approval of the amendment to our Restated Certificate of Incorporation, as amended, to increase the number of shares authorized for issuance requires the affirmative vote of a majority of the votes cast in favor of or against such action in person or by proxy at the Annual Meeting. A broker voting stock held in street name must obtain specific instructions from the beneficial owner of the stock in order to vote on this proposal. If the broker has not received such instructions, the broker may not vote on this proposal.

      Proposal 4: Approval of the Selection of Independent Auditors. We are submitting to the shareholders the approval of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company because we believe that such action follows sound corporate practice and is in the best interest of the Company and its shareholders. If the shareholders do not approve the selection by the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, the Board will reconsider the selection of independent auditors. If the shareholders approve the selection, the Board, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Board believes that such a change would be in the best interest of the Company and its shareholders.

      Both Fund American and MOCC have advised the Company that they intend to vote all shares over which they have voting control on the record date for each nominee for director proposed hereby, and in favor of Proposals 2, 3 and 4. As of the record date, these shareholders together had voting control over a majority of the outstanding shares entitled to vote at the Annual Meeting.

Cost

      We will pay the cost of preparing and mailing this notice and statement and the enclosed proxy card.

Incorporation of Information by Reference

      We are incorporating by reference in this proxy statement the information contained on page 24 of our Annual Report on Form 10-K for the year ended December 31, 1998, under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Qualitative and Quantitative Disclosures About Market Risk," "Financial Statements and Supplementary Data," and "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure."

      A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, filed by the Company with the SEC, is available on request by writing to Peter E. Hoey, Managing Director, Investor Relations, Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022, and may also be reviewed at the Company's website: www@FSA.com.

                                          By Order of the Board of Directors,


                                          Bruce E. Stern,
                                          Secretary

                                                                      Appendix A

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                         1993 Equity Participation Plan

                     Amended and Restated as of May 13, 1999

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                         1993 Equity Participation Plan

SECTION                 CONTENTS                                          PAGE
------------------------------------------------------------------------------

Section 1.  ------------General Purpose of Plan; Definitions-----------------1
Section 2.  ------------Administration---------------------------------------3
Section 3.  ------------Stock Subject to Plan--------------------------------4
Section 4.  ------------Eligibility------------------------------------------5
Section 5.  ------------Stock Options----------------------------------------5
Section 6.  ------------Restricted Stock-------------------------------------8
Section 7.  ------------Equity Bonuses---------------------------------------9
Section 8.  ------------Performance Shares----------------------------------13
Section 9.  ------------Transfer, Leave of Absence, etc.--------------------20
Section 10.  -----------Amendments and Termination--------------------------20
Section 11.  -----------General Provisions----------------------------------20
Section 12.  -----------Effective Date of Plan------------------------------21
Section 13.  -----------Term of Plan----------------------------------------21

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                         1993 Equity Participation Plan
                    (Amended and Restated as of May 13, 1999)

Section 1. General Purpose of Plan; Definitions.

      The name of this plan is the Financial Security Assurance Holdings Ltd. 1993 Equity Participation Plan (the "Plan"). The purpose of the Plan is to enable the Company to retain and attract executives and employees who will contribute to the Company's success by their ability, ingenuity and industry, and to enable such executives and employees to participate in the long-term growth of the Company by obtaining a proprietary interest in the Company or the cash equivalent thereof.

      The Plan shall be unfunded. All obligations of the Company under the Plan shall be paid from the general assets of the Company.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      a. "Act" means the Securities Exchange Act of 1934, as amended.

      b. "Board" means the Board of Directors of Financial Security Assurance Holdings Ltd.

      c. "Bonus Account" means an account established under Section 7 to record Equity Bonuses and related credits and debits.

      d. "Cause" means a Participant's commission of a felony, or a Participant's misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

      e. "Change in Control" means (i) an event or series of events as a result of which any "person" or "group" (as such terms are defined in Rule 13d-5 under the Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Act) of shares of capital stock entitling the holder thereof to cast more than 50% of the votes for the election of directors of the Company; or
(ii) the approval by the Company's shareholders of the Company's consolidation with or merger into another corporation, or another corporation's merger into the Company, or the conveyance, transfer or lease of all or substantially all of its assets to any person, or the liquidation or dissolution of the Company; provided that a Change in Control shall not arise from any event or series of events as a result of which MediaOne Group, Inc. or Fund American Enterprises Holdings, Inc. is or becomes the beneficial owner of shares of capital stock entitling it to cast more than 50% of the votes for the election of directors of the Company.

      f. "Code" means the Internal Revenue Code of 1986, as amended.

      g. "Committee" means the Committee referred to in Section 2.

      h. "Company" means Financial Security Assurance Holdings Ltd. (and, unless required otherwise by the context, its Subsidiaries), a corporation organized under the laws of the State of New York (or any successor corporation).

      i. "Disability" means permanent and total disability as determined under the Company's long-term disability program or as otherwise determined by the Committee.

      j. "Disinterested Person" means a person meeting the requirements, if any, to be a member of a compensation committee prescribed by Section 16 of the Act or any rule or regulation thereunder.

      k. "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

      l. "Equity Bonus" means a bonus accrued for and paid in accordance with
Section 7.

      m. "Fair Market Value" per share of Stock as of a particular date means
(i) the closing sales price per share on a national securities exchange for the last preceding date on which there was a sale of Stock on such exchange, or (ii) if Stock is then traded on an over-the-counter market, the average of the closing bid and asked prices for Stock in such over-the-counter market for the last preceding date on which there was a sale of Stock in such market, or (iii) if Stock is not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its sole discretion may determine; provided that, if Stock is then so listed but there has been no trading for ten business days, the "Fair Market Value" shall be such value as the Committee in its sole discretion may determine.

      n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

      o. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      p. "Participant" means any employee of the Company selected for participation in the Plan by the Committee (either as an optionee with respect to Stock Options or as a recipient with respect to Restricted Stock, Equity Bonuses or Performance Shares).

      q. "Performance Cycle" means a time period specified by the Committee at the time a grant of Performance Shares is made, during which the performance of the Company, a Subsidiary or a Division will be measured.

      r. "Performance Objectives" means goals set by the Committee with respect, but not limited, to: (i) earnings per share of Stock, (ii) pre-tax profits,
(iii) net earnings or net worth, (iv) absolute and/or relative return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time a grant of Performance Shares is made. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division.

      s. "Performance Shares" means Performance Shares granted to a Participant under Section 8.

      t. "Realization Event" means an event described in the first sentence of
Section 7(f) (without regard to any additional deferrals under the other provisions of Section 7(f)).

      u. "Retirement" means retirement from active employment with the Company, on or after the normal retirement date specified in the Company's pension plan or as otherwise determined by the Committee, or, if determined by the Committee in advance, early retirement (after satisfaction of any age and/or service requirements imposed by the Committee).

      v. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 6.

      w. "Stock" means the Common Stock, $.01 par value per share, of Financial Security Assurance Holdings Ltd.

      x. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      y. "Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to Subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any Company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.

Section 2.  Administration.

      The Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be members of and appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board, unless otherwise determined by the Board.

      The Committee shall have the power and authority to grant to Participants, pursuant to the terms of the Plan: (a) Stock Options, (b) Restricted Stock, (c) Equity Bonuses and (d) Performance Shares.

      In particular, the Committee shall have the authority:

            (i) to select the officers and other key employees of the Company to whom Stock Options, Restricted Stock, Equity Bonuses and/or Performance Shares may from time to time be granted hereunder;

            (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Equity Bonuses or Performance Shares, or a combination of any of the foregoing, are to be granted hereunder;

            (iii) to determine the number of shares to be covered by each such award granted hereunder; provided that not more than one-half of the shares available for distribution hereunder may be covered by options granted to any single Participant over the life of the Plan;

            (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any vesting requirements or other restrictions or performance criteria relating to any Stock Option, Restricted Stock award, Equity Bonus or Performance Shares and/or the shares of Stock relating thereto);

            (v) to establish or assist in the establishment of a program under which the Company or a third party may make bona fide loans on arm's length terms to any or all optionees hereunder to assist such optionees with the satisfaction of any or all of the obligations that such optionees may have hereunder (including, without limitation, a loan program under which the Company or third party would advance the aggregate option price to the optionee and be repaid with Stock obtained upon the exercise of a Stock Option, or the proceeds thereof);

            (vi) to determine whether, and to what extent any one or more specified Performance Objectives, relating to an award of Performance Shares under the Plan, have been met by the Company over any one Performance Cycle; and

            (vii) to determine whether, to what extent and under what circumstances Stock and other amounts otherwise payable with respect to an award under the Plan shall be deferred either automatically or at the election of the Participant.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Act, or under other corporate, securities and tax laws) take any steps it deems appropriate, that are not materially substantive and are not inconsistent with the purposes and intent of the Plan, to take into account the provisions of Section 162(m) of the Code and the Committee may take any steps it deems appropriate (including amending the terms or imposing further conditions on any award issued under the Plan), that are not inconsistent with the purposes and intent of the Plan, to take into account any proposed or existing legislation or regulations (whether U.S. federal, state, or local or foreign), or to obtain or maintain favorable taxation, exchange control or securities regulatory treatment for the Company or a Participant.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding, in the absence of bad faith or manifest error, on all persons (including, without limitation, any interpretations of the Plan), including the Company and Participants, and otherwise entitled to the maximum deference permitted by law.

      To the maximum extent permitted by law, the Committee and the members thereof shall be indemnified by the Company for all action and inaction by each of them in connection with the administration of the Plan or otherwise in connection with the Plan.

Section 3.  Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution under the Plan, other than under Section 7, shall be 3,610,780; such shares may consist, in whole or in part, of authorized and unissued shares, treasury shares, re-acquired shares, or shares purchased by a grantor trust as provided for in Section 8. The total number of shares of Stock available with respect to Equity Bonuses under Section 7 shall be as set forth under Section 7.

      If any shares that have been optioned cease to be subject to option, if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award otherwise terminates, or if any shares issuable pursuant to any Performance Shares award granted hereunder cease to be issuable thereunder or such award otherwise terminates, such shares shall again be available for distribution in connection with future awards under the Plan.

      The aggregate number of shares reserved for issuance under the Plan and the number and option price of shares subject to outstanding options and the number of shares issuable pursuant to outstanding Performance Shares and to the Equity Bonus provisions hereof shall be appropriately adjusted by the Committee in the event of any increase or decrease in the number of outstanding shares of Stock resulting from payment of a Stock dividend on Stock, a subdivision or combination of shares of Stock, a reclassification of Stock, a recapitalization involving the Company or in the event of a merger or consolidation in which the Company shall be the surviving corporation.

Section 4.  Eligibility.

      Officers and other employees of the Company (but not any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted Stock Options, Restricted Stock awards, Performance Shares and/or Equity Bonuses under the Plan. The optionees and other Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

Section 5.  Stock Options.

      Any Stock Options granted under the Plan shall be in such form as the Committee may from time to time approve. Such stock option shall be evidenced by a written agreement between the Company and the optionee.

      The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

      The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be more or less than 100% of the Fair Market Value of the Stock on the date of the grant of the Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company, and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the day the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

      (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee (taking into account, without limitation, Section 16 of the Act) at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. The aggregate Fair Market Value, determined as of the date a Stock Option is granted, of the Stock for which any optionee may be awarded Incentive Stock Options which are first exercisable by the optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000; provided that any Stock Options purporting to be Incentive Stock Options that are granted in excess of this $100,000 limitation shall be treated as Non-Qualified Stock Options.

      (d) Method of Exercise. Stock Options may be exercised in whole or in part during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified, bank or personal check as determined by the Committee (or, if the Committee has established or assisted with the establishment of a Company or third-party loan program in accordance with the Plan for which the optionee is eligible, with the proceeds of a loan from the Company or third party), in its sole discretion, at or after grant. Payment in full or in part may also be made in the form of Stock (not subject to restrictions) already owned by the optionee based on the Fair Market Value of the Stock on the date the option is exercised. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

      (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee, or otherwise subject to voluntary or involuntary sale, pledge, anticipation, alienation, encumbrance, assignment, garnishment or attachment, other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

      (f) Termination by Death. If an optionee's employment by the Company terminates by reason of death, the Stock Option (whether or not then otherwise exercisable) may thereafter be immediately exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is the shorter.

      (g) Termination by Reason of Disability. If an optionee's employment by the Company terminates by reason of Disability, any Stock Option (whether or not then otherwise exercisable) held by such optionee may thereafter be exercised, but may not be exercised after one year (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that, if the optionee dies within such period, any unexercised Stock Option held by such optionee shall thereafter be exercisable for a period of twelve months from the date of such death or for the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, the option will then and thereafter be treated as a Non-Qualified Stock Option.

      (h) Termination by Reason of Retirement. If an optionee's employment by the Company terminates by reason of Retirement, any Stock Option (whether or not then otherwise exercisable) held by such optionee may thereafter be exercised, but may not be exercised after three years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable for a period of twelve months from the date of such death or for the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, the option will then and thereafter be treated as a Non-Qualified Stock Option.

      (i) Termination by the Optionee or for Cause; Termination Without Cause. Unless otherwise determined by the Committee, if an optionee's employment by the Company is terminated by the optionee for any reason other than death, Disability or Retirement, or by the Company for Cause, the Stock Option shall thereupon be terminated, except that options that have become exercisable under the terms of the applicable award agreement may be exercised for the lesser of three months or the balance of the option's term. Unless otherwise determined by the Committee, if an optionee's employment is terminated by the Company without Cause (and not by reason of Disability or Retirement), any Stock Option (whether or not then otherwise exercisable) held by such optionee may thereafter be exercised, but may not be exercised after nine months from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that, if the optionee dies within such period, any unexercised Stock Option held by such optionee shall thereafter be exercisable for a period of twelve months from the date of such death or for the stated term of the option, whichever period is the shorter. In the event of such a termination of employment without Cause, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, the option will then and thereafter be treated as a Non-Qualified Stock Option.

      (j) Change in Control. In the event of a Change in Control of the Company all outstanding unexercised Stock Options shall become immediately exercisable. If the optionee shall so elect by notice to the Company within 60 days following such Change in Control, the optionee's outstanding unexercised Stock Options shall be cancelled and the Company shall immediately pay and the optionee shall immediately receive in cash an amount equal to the product of (i) the difference between (a) the greater of the (then current) Fair Market Value of Company Stock, the Fair Market Value within 30 days preceding such Change in Control or the highest offered price in any tender offer for shares of Company Stock and
(b) the exercise price of the cancelled Stock Options and (ii) the number of unexercised Stock Options then held by the optionee.

      (k) No Rights until Option Exercised. Neither any optionee hereunder nor any person entitled to exercise the optionee's rights in the event of death shall have any rights of a stockholder with respect to the shares subject to each Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of each Option as provided for herein.

Section 6.  Restricted Stock.

      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

            (i) Each recipient shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the recipient, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  The transferability of this certificate and the shares of
            stock represented hereby are subject to the terms and conditions (including forfeiture) of the Financial Security Assurance Holdings Ltd. 1993 Equity Participation Plan and an Agreement entered into between the registered owner and Financial Security Assurance Holdings Ltd. Copies of such Plan and Agreement are on file in the offices of Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022.

            (ii) The Committee shall require that the stock certificates evidencing such shares shall be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the recipient or his or her designee.

      (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of the Plan and the award agreements, during a period set by the Committee commencing with the date of such award and ending on a date established by the Committee (the "Restriction Period"), the recipient shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign shares of Restricted Stock awarded under the Plan (or have such shares attached or garnished). Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

            (ii) Except as provided in paragraph (c)(i) of this Section 6, the recipient shall have, in respect of the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee may, in its sole discretion, defer the payment of any cash dividends otherwise payable until such date or dates upon which the restrictions on the related shares of Restricted Stock shall lapse. Certificates for shares of Stock (not subject to restrictions) shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

            (iii) Subject to the provisions of the award agreement and paragraphs (c)(iv) and (c)(v) of this Section 6, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the recipient.

            (iv) In the event a recipient's employment is terminated by the Company (other than for Cause), the Committee may (in its sole discretion), when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such recipient's shares of Restricted Stock.

            (v) In the event of Death, Disability, Retirement or a Change in Control (as previously defined herein) during the Restriction Period, restrictions will immediately lapse on all Restricted Stock granted under this Section 6.

Section 7. Equity Bonuses.

      (a) Stock Subject to Equity Bonuses. The number of shares of Stock that may be allocated under this Section 7 shall be 10,000,000. If any Equity Bonus (or related Stock) is forfeited, the shares allocated and/or otherwise to be distributed under this Section 7 with respect thereto shall again be available for distribution in connection with future awards under the Plan.

      (b) Awards of Equity Bonuses. Subject to the other terms of the Plan, Equity Bonuses may be granted to Participants in lieu of cash bonuses otherwise payable thereto. The amount of any Equity Bonus for a year shall be determined by the Committee (i) under a formula established by the Committee and applicable to one or more groups of Participants or one or more individual Participants,
(ii) on a Participant-by-Participant basis or (iii) pursuant to any combination of the foregoing methods. Without limitation by specification, this formula may mandate that a designated percentage of the cash bonus otherwise payable be granted as an Equity Bonus and that Participants be allowed to elect (in accordance with procedures established by the Committee) that an amount up to such additional percentage of such cash bonus, as designated by the Committee, be payable in the form of an Equity Bonus. Unless expressly determined to the contrary by the Committee, no such Equity Bonus with respect to a Participant shall be greater than the excess of (i) the amount of the bonus payable to the Participant for the year without regard to this Section 7, over (ii) the amount (if any) of such bonus that is (A) deferred (or diverted to another use (e.g., without limitation, to the purchase of Company stock or the payment of medical premiums or other expenses)) at the option of the Company, a Subsidiary or the Participant in accordance with any otherwise existing deferral (or other) program offered by the Company or a Subsidiary or (B) otherwise excluded for these programs by the Committee. The amount of any bonus payable without regard to this Section 7 shall be reduced (but not to below zero) by the amount of the applicable Equity Bonus. No Equity Bonus (or credit or payment with respect thereto) shall be transferable by the Participant, or otherwise subject to voluntary or involuntary sale, pledge, anticipation, alienation, encumbrance, assignment, garnishment or attachment, other than by will or by the laws of descent and distribution.

      (c) Vesting and Conditions. Subject to the following provisions of this
Section 7(c), and to any fluctuations in value over time, each Participant shall be 100% vested in the Participant's Equity Bonus (and any allocations of Stock or other amounts related thereto). A Participant shall forfeit any Equity Bonus (and Stock or other allocations attributable thereto) if, prior to the Realization Event applicable to that Equity Bonus, the Participant is terminated for Cause. In addition, unless determined otherwise by the Committee, the following individuals shall not be entitled to an Equity Bonus for a year (whether or not the Equity Bonus has already been awarded to the Participant or any related allocations have been made):

            (i) An individual who, prior to the last day of such year, has notified the Company that the individual intends to terminate employment with the Company effective in such year or the next succeeding year.

            (ii) An individual who, prior to the last day of such year, has been notified by the Company that the individual's employment with the Company will be terminated effective in such year or the next succeeding year.

            (iii) An individual whose employment with the Company terminates prior to the end of such year.

The Committee may require that, prior to receiving any distribution of Stock under this Section 7, each Participant shall be required to certify in a form acceptable to the Committee that at no time on or after the implementation of this Section 7 (or such earlier date as may be specified by the Committee), and before the occurrence of the Realization Event with respect to which the distribution is to be made, has the Participant, directly or indirectly, held any equity or derivative security position with respect to Stock, such as a short sale, a long put option or a short call option, that increases in value as the value of Stock decreases. If the Participant does not make such certification, the Participant shall receive a distribution with respect to the applicable Equity Bonus equal to the number of shares of Stock otherwise to be distributed as of the Realization Event reduced by 0.1765 multiplied by the number of shares of Stock otherwise to be distributed as of the Realization Event. The number of shares by which the distribution is reduced shall be forfeited as of such Realization Event. If a Participant makes a false certification, the Participant shall forfeit as of such Realization Event all of the shares allocated to his accounts in respect of Equity Bonuses. All amounts forfeited hereunder shall be treated as purchases for the Plan in accordance with rules to be established by the Committee.

      (d) Accounts. Each Participant's Bonus Account shall be credited with a number of shares of Stock equal to the dollar amount of such Participant's Equity Bonus award divided by the product of 0.85 multiplied by the Fair Market Value of Stock on the date on which the shares are credited to such Participant's Bonus Account. The establishment and maintenance of, and credits to (including without limitation credits of Stock) and deductions from, the Bonus Accounts (whether under the foregoing sentence or otherwise under this Section 7) shall be mere bookkeeping entries, and shall not vest in the employee or his beneficiary any right, title or interest in or to any specific assets of the Company. All payments from the Bonus Accounts shall be made from the general funds of the Company, and, except as provided below, no special or separate fund shall be established or other segregation of assets made to assure such payments.

      (e) Deemed Dividends. For each dividend declared and paid on shares of Stock, an amount equal to such dividend (referred to herein as "deemed dividend") shall be credited with respect to each share of Stock allocated to the Bonus Accounts. The Committee may provide that such amounts be deemed reinvested in additional Stock (which would thereupon be credited to the Bonus Accounts), and may provide that the credit resulting from such reinvestment be equal to the dollar amount of the deemed dividend divided by the product of 0.85 multiplied by the Fair Market Value of Stock on the date on which the shares are credited to such Participant's Bonus Account.

      (f) Distributions. Except as otherwise determined by the Committee, amounts attributable to Equity Bonuses shall be distributed upon the first to occur of (i) the expiration of the period specified by the Board or Committee beginning on the date as of which the Equity Bonus is awarded, (ii) the occurrence of a Change in Control, (iii) the termination of this Section 7 pursuant to Section 10, (iv) the Participant's termination of employment with the Company as a result of the Participant's Disability or (v) the Participant's Death; provided, however, that any distribution to a Participant otherwise payable hereunder shall be deferred until no later than January 2 in the year following termination of the Participant's employment with the Company (and its subsidiaries) to the extent that such distribution, if not so deferred, would be disallowed as a tax deduction by the Company pursuant to Section 162(m) of the Code (or any successor provision). Notwithstanding the foregoing, the Committee may permit Participants to elect additional deferral and/or to receive earlier distributions. In the case of additional deferral, the Committee may establish rules under which Stock allocated to a Bonus Account may (i) continue to be allocated as such, and/or (ii) may be converted to cash and credited from time to time with earnings in accordance with procedures determined by the Committee. Distributions shall be made in Stock and/or cash, as determined and in accordance with rules to be established by the Committee (which may be rules of general applicability or rules applicable to specified Participants), except that fractional shares shall be in cash.

      (g) Funding. Prior to the award of any Equity Bonus, the Committee shall establish a funding vehicle (a "Fund") to assist the Company with its obligations under this Section 7. The Committee may provide that credits and allocations otherwise provided for by this Section 7 shall be adjusted to take into account the amount and timing of purchases and sales of, and dividends with respect to, Stock under such Fund; the manner in which such Fund otherwise operates; the amount of Stock in such Fund from time to time; and such other factors as the Committee may deem relevant; provided that the limitation in
Section 7(a) may not be adjusted under this sentence. Any Fund shall be designed not to cause the Plan to be considered to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

      (h) Allocations from a Fund. Without limiting the generality of Section 7(g), the Committee may establish rules regarding Stock purchases by a Fund and related allocations to Bonus Accounts that are consistent with the following rules:

            (i) The Fund may make purchases and/or receive contributions of Stock, with such Stock to be allocated as indicated below. If, on November 30 of each calendar year (or such other date as may be specified by the Committee), the number of unallocated shares held in the Fund is at least equal to 90% (on such other percentage specified by the Committee) of the amount of shares necessary to satisfy the total amount of Equity Bonuses granted for such calendar year, each Participant's Bonus Account shall be credited with a number of shares of Stock equal to the dollar amount of such Participant's Equity Bonus divided by the product of 0.85 multiplied by the average cost per share of Stock (as determined in accordance with rules established by the Committee) purchased (or deemed purchased) by the Fund, with such cost being determined as of November 30 (or such other date) of the calendar year for which the Equity Bonus was granted to such Participant. In the event that the number of shares held in the Fund is less than 90% (or such other percentage) of the number of shares necessary to satisfy the total amount of Equity Bonuses granted for a year, each Participant's Stock Account shall be credited with a number of shares of Stock equal to the dollar amount of such Participant's Equity Bonus divided by the product of
      0.85 multiplied by the average cost per share of Stock on the date on which the shares are credited to such Participant's Bonus Account.

            (ii) If, as of the date a Bonus Award is granted, the number of unallocated shares held in the Fund is insufficient to satisfy such Equity Bonus, the date on which Stock in respect of such Equity Bonus is credited to a Participant's Bonus Account shall be deferred until such date as the number of unallocated shares held in the Fund equals or exceeds the number of shares with respect to such Equity Bonus.

            (iii) If the date as of which Equity Bonuses are granted for a calendar year is on or prior to the record date for the dividends payable on Stock but the number of unallocated shares held in the Fund is insufficient to satisfy such Equity Awards, (A) for purposes of Section 7(h)(iv) and (vi), the unallocated shares held in the Fund shall be treated as held in each Participant's Account pro rata in proportion to each Participant's Bonus for such calendar year and (B) Financial Security Assurance Holdings Ltd. shall make a contribution to the Fund equal to the difference between (I) the dividends that would have been paid on shares in respect of Equity Bonuses for such calendar year had the Fund held sufficient Equity shares to satisfy the Equity Bonuses for such calendar year and (II) the dividends actually paid on the shares held in the Fund. For purposes of Section 7(h)(iv) and (vi), the Company contribution described in clause (B) of the foregoing sentence shall be treated as a dividend paid on Stock held in a Participant's Bonus Account, pro rata in proportion to each Participant's Equity Bonus for such calendar year.

            (iv) As of the payment date for dividends paid (or deemed paid) on Stock held (or deemed held) in a Participant's Bonus Account as of the record date for such dividends, each such Participant's Bonus Account shall be credited with the number of shares of Stock that are in fact purchased or deemed to have been purchased with such dividends and the additional 17.65% compensation contribution made in respect of such dividends, as determined pursuant to Section 7(h)(vi).

            (v) Each Participant's Bonus Account shall be reduced by the number of shares of Stock distributed to the Participant in respect of an Equity Bonus, whether such shares are distributed from the Fund or directly from the Company.

            (vi) All dividends paid on Stock held in the Fund shall be reinvested in Stock as follows:

                  (A) Subject to Section 7(h)(vi)(B), as soon as practicable after the payment date for dividends paid (or deemed paid) on Stock credited (or deemed to be credited) to

            Participants' Bonus Accounts, the Company shall contribute to the Fund, as compensation to Participants, an amount equal to 17.65% of such dividends (or deemed dividends) (less required withholding taxes, if any). As soon as practicable after receipt of such dividends (or deemed dividends) and such 17.65% contribution, the Fund shall use such dividends (or deemed dividends) and contribution to purchase Stock.

                  (B) To the extent that the Committee elects by notice to the
            Fund, the Company's 17.65% contribution obligation shall be satisfied out of the unallocated Stock in the Fund. If the Committee makes such an election, the contribution obligation shall be satisfied (I) first from the dividends paid on unallocated shares of Stock held in the Fund and (II) second from unallocated shares of Stock held in the Fund, based on the Fair Market Value of the shares on the relevant payment date. Any such share shall be deemed to have been purchased at such Fair Market Value for allocation purposes.

                  (C) Shares of Stock purchased or deemed purchased pursuant to
            Section 7(h)(vi)(A) or (B) shall be allocated to the Participant's Bonus Accounts with respect to which they were purchased.

                  (D) As soon as practicable after receipt of dividends paid on unallocated Stock held in the Fund, the Fund shall use the amount of such dividends to purchase Stock. Shares of Stock purchased pursuant to this Section 7(h)(vi)(D) (other than with dividends used to satisfy the Company's contribution obligation pursuant to Section 7(h)(vi)(B)) shall be held unallocated in the Fund, pending allocation.

            (vii) Other Rules. It is expressly understood that this Section 7 provides general parameters with respect to the awarding of Equity Bonuses and the making of payments in connection therewith. Without limiting the generality of Section 2, prior to the award of any Equity Bonus, the Committee shall adopt such additional provisions (not inconsistent with this Section 7) relating to Equity Bonuses as it may deem necessary or advisable to implement the purposes and intent of this Section 7, which provisions, if and when adopted, are hereby incorporated herein by reference.

Section 8. Performance Shares.

      (a) Administration and Awards. The Committee, in its discretion, may grant Performance Shares to one or more Participants. The terms and conditions of any grant of Performance Shares shall be set forth in a written agreement between the Company and the Participant. Such written agreement may permit a Participant to make elections thereunder with respect to the Performance Objective(s) applicable thereto and/or the method(s) of calculating such Performance Objective(s). Performance Shares shall be denominated in shares of Stock and, contingent upon the attainment of specified Performance Objectives within one or more Performance Cycles, and subject to the Company's rights as set forth in paragraph (c) of this Section 8, represent the right to receive a distribution of Stock and/or payment of cash following the completion of each Performance Cycle, as provided in paragraph (b) of this Section 8. The Committee shall determine the extent to which any one or more Performance Objectives have been achieved by the Company in the applicable Performance Cycle. In the absence of bad faith or manifest error, the Committee's determination shall be final and binding upon a Participant.

      Performance Shares may be granted to a Participant prior to or during a Performance Cycle, but distributions and payments with respect thereto may only be made following the completion of a Performance Cycle, except as otherwise provided in paragraph (e) of this Section 8 following a Change in Control. The number of Performance Shares subject to an award shall be allocated among the Performance Cycle(s) covered by such award in such manner as the Committee shall determine. The written agreement evidencing the award of Performance Shares shall specify the number of Performance Shares subject to the award, the number and duration of the Performance Cycles to which those Performance Shares relate, the Performance Objectives, the identification of the Performance Cycle(s) within which such Performance Objectives must be satisfied, the number of Performance Shares allocated to each such Performance Cycle, and the vesting provisions with respect to such Performance Shares (i.e., the date or, if vesting is on an installment basis, the dates after which the Participant shall have indefeasible right to the distribution and/or payment described in paragraph (b) of this Section 8, if any, with respect to certain or all Performance Shares subject to the award), subject to the limitations thereon described below. The number of Performance Shares allocated to a Performance Cycle under any award of Performance Shares shall not exceed 100,000.

      If any change shall occur in or affect the Stock or Performance Shares on account of any increase or decrease in the number of outstanding shares of Stock resulting from payment of a Stock dividend on Stock, a subdivision or combination of shares of Stock, a reclassification of Stock, a recapitalization involving the Company or in the event of a merger or consolidation in which the Company shall be the surviving corporation, the Committee shall make such adjustments, if any, that it deems necessary in the number of Performance Shares allocated to awards of Performance Shares then outstanding to reflect such change in capitalization.

      To reflect a change in tax laws or regulations or accounting principles, the Committee shall make such adjustments in the Performance Objectives set forth in all outstanding awards of Performance Shares in respect of Performance Cycles not then completed so as to reflect such change to preserve the value of the Performance Shares consistent with the intent and the purpose of the Plan, provided the Company's independent auditors shall have determined that such adjustments shall not result in the Company's loss of deductibility under
Section 162(m) with respect to Participants whose compensation is, in the reasonable belief of the Committee, subject thereto. Further, with respect to a Participant, the deductibility of whose award of Performance Shares will not, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee may, in its discretion and independent of any determination made by the Company's independent auditors, adjust the Performance Objective(s) in respect of Performance Cycles not then completed so as to reflect a change in tax laws or regulations or accounting principles to preserve the value of the Performance Shares consistent with the intent and the purpose of the Plan.

      Performance Shares shall be vested at such time or times as determined by the Committee (taking into account, without limitation, Section 16 of the Act) at the date of award, provided that acceleration of vesting may be granted by the Committee after the date of award, but in no event shall the Committee provide a vesting schedule which would vest fewer Performance Shares in a Participant through the completion of a particular Performance Cycle than the aggregate number of Performance Shares allocated to such Performance Cycle and all Performance Cycles included in such award which have been previously completed. If the Committee provides, in its discretion, that any award is vested only in installments, the Committee may waive such installment vesting provisions at any time.

      Upon termination of a Participant's employment by the Company without Cause, (i) additional Performance Shares issued pursuant to paragraph (d) of this Section 8 shall all vest, (ii) unvested Performance Shares awarded on or prior to January 1, 1996, shall all vest and (iii) unvested Performance Shares awarded after January 1, 1996, shall vest pro-rata in proportion to the percentage of the Performance Cycle for such Performance Shares during which the Participant was employed by the Company. Upon Retirement, (i) additional Performance Shares issued pursuant to paragraph (d) of this Section 8 shall all vest, (ii) unvested Performance Shares awarded on or prior to January 1, 1998, shall all vest and (iii) unvested Performance Shares awarded after January 1, 1998, shall vest pro-rata in proportion to the percentage of the Performance Cycle for such Performance Shares during which the Participant was employed by the Company. In addition, all unvested Performance Shares shall vest (i) upon death or Disability while employed by the Company and (ii) as set forth in paragraph (e) of this Section 8 in the event of a Change in Control. Except as provided above, Performance Shares not vested on the date of termination of employment shall be forfeited.

      (b) Distributions and Payments on Completion of Performance Cycle. In furtherance of an election discussed in paragraph (c) of this Section 8, distributions of shares of Stock and/or payments of cash with respect to Performance Shares allocated to a particular Performance Cycle covered by an award shall be made to the Participant within one hundred twenty (120) days after the completion of such Performance Cycle in accordance with the Committee's determination of the achievement of the applicable Performance Objectives, unless the agreement evidencing the award provides for the deferral of such distribution or payment, in which event the terms and conditions of the deferral shall be set forth in the agreement. Provided a Participant who has been granted a Performance Shares award shall have been employed by the Company through the date on which a particular Performance Cycle shall have been completed, or such Participant's employment with the Company shall have been terminated prior thereto by reason of death or Disability, such Participant shall be entitled to receive with respect to each such award:

            (i) a number of shares of Stock to be determined in accordance with the following formula:

                   a x b = c ; or

            (ii) a cash payment in an amount to be determined in accordance with the following formula:

                   a x b x d = e; or

            (iii) a combination of Stock and cash in the amounts determined in accordance with the formulae set forth in clauses (i) and (ii) above, provided, however, that, in such event, in each such formula a shall be multiplied by the percentage that represents the portion of the Performance Shares allocated to such Performance Cycle to be paid in Stock or cash, as the case may be;

      where:

            a = the number of Performance Shares granted in such award allocated to the applicable Performance Cycle;

            b = a percentage (which may be more than 100%), which represents the extent to which the Performance Objectives set forth in such award have been achieved by the Company in the applicable Performance Cycle;

            c = the number of shares of Stock to be distributed to a Participant at the end of the applicable Performance Cycle pursuant to such award;

            d = the Fair Market Value of a share of Stock as of the last day of the applicable Performance Cycle or such other date as the Committee shall specify in such award; and

            e = the amount of the cash to be paid to the Participant at the end of the applicable Performance Cycle pursuant to such award.

The Committee may, in its sole and absolute discretion, provide that in the event a Participant shall not have been employed by the Company through the date on which a particular Performance Cycle covered by such Participant's award shall have been completed, such Participant may be entitled to a distribution of Stock and/or cash in respect of Performance Shares which have vested but with respect to which a distribution or payment had not previously been made with respect thereto, by allocating such vested, but unpaid, Performance Shares to the remaining uncompleted Performance Cycles covered by such Participant's award in such amounts as it determines, but in no event shall such Participant receive allocations more favorable than the original allocations made in such Participant's award.

      (c) Election to Receive Stock or Cash. Subject to any deferral election made pursuant to the terms and conditions of an agreement evidencing an award hereunder, and the Committee's absolute and sole discretion to satisfy the Company's obligations hereunder by payment of cash as set forth below, at a date determined by the Company and notified to each Participant prior to the date on which a Performance Cycle shall be completed with respect to a Participant's award of Performance Shares, such Participant may make an election to receive such Participant's distribution, if any, following completion of such Performance Cycle, in shares of Stock and/or cash. Such election shall be made in writing and shall be delivered to the Company's Chief Financial Officer or General Counsel, or such other officer as the Committee shall from time to time designate. Notwithstanding any cash election, the Committee may in its sole and absolute discretion satisfy the Company's obligations to any Participant by delivery of shares of Stock, subject to the availability of such Stock under the Plan. If the Participant shall fail to make a timely election, the Committee shall have the sole discretion to deliver shares of Stock and/or pay cash to satisfy any such obligation.

      In the event Participants elect to receive shares of Stock in satisfaction of the Company's obligations under paragraph (b) of this Section 8 with respect to the completion of a particular Performance Cycle, and the aggregate number of shares of Stock subject to such elections, together with the number of shares of Stock subject to outstanding Stock Options and outstanding Restricted Stock awards as of the date of completion of such Performance Cycle, exceeds the maximum number of shares of Stock reserved and available for distribution under the Plan, other than under Section 7, the Committee shall have the absolute and sole discretion to satisfy such obligations by reducing the number of shares of Stock subject to such elections to that number which, when added to the number of outstanding Stock Options and Restricted Stock awards, equals the maximum number of shares of Stock so reserved and available for distribution under the Plan. In such event, the Committee shall reduce the number of shares of Stock pursuant to each Participant's election pro rata, based upon the number of shares of Stock otherwise issuable pursuant to such elections. The Company shall satisfy the obligations to such Participants, which remain unsatisfied following a distribution made pursuant to the foregoing reduction, by paying cash to such Participants in accordance with the formula, and within the time period, set forth in paragraph (b) of this Section 8.

      (d) Dividend Reinvestment. At the time an award of Performance Shares is granted, the Committee may, in its discretion, determine that, in the event cash dividends are paid on the Stock during any Performance Cycle, there shall be an increase in the number of Performance Shares subject to awards under this
Section 8. The aggregate number of additional Performance Shares issuable to a Participant holding an outstanding Performance Shares award on the date of payment of a cash dividend shall be determined in accordance with the following formula:

                               ((i x j) / k ) = l

           where: i =   the number of Performance Shares allocated to all
                        Performance Cycles included in a Participant's award which have not been completed or which have been completed but with respect to which payments have not been made prior to the payment date of the cash dividend;

                  j =   the per share of Stock cash dividend paid;

                  k = the Fair Market Value of a share of Stock on the payment date of the cash dividend; and

                  l = the aggregate number of additional Performance Shares allocable among all Performance Cycles included in a Participant's award which have not been completed or which have been completed but with respect to which payments have not been made prior to the payment date of the cash dividend.

      The number of Performance Shares allocated to each Performance Cycle included in a Participant's award which has not been completed or which has been completed but has not been paid prior to the payment date of the cash dividend shall be increased in relative proportion to the number of Performance Shares allocated to all such Performance Cycles prior to such adjustment.

      (e) Change in Control. In the event of a Change in Control, all Participants who then hold awards of Performance Shares will immediately become fully vested with respect thereto ("Accelerated Shares"); provided that such accelerated vesting shall not apply to Performance Shares awarded after January 1, 1996, if a Plan Continuation shall have occurred as provided below in this paragraph (e) ("Non-Accelerated Shares"). In the event of a Change in Control, a Participant shall be entitled to a cash payment, or payments, pursuant to paragraph (b) of this Section 8 with respect to all Performance Cycles completed on or prior to the date of the Change in Control as provided in said paragraph; in addition, the Committee shall value all Accelerated Shares in respect of Performance Cycles which shall not have been completed on or before the date of the Change in Control based upon the formulae set forth in paragraph (b) of this
Section 8 except that b shall be equal to a percentage (the "Minimum Percentage") equal to the greater of (i) the average of the percentages (which may have been more than 100%), which represented the extent to which Performance Objectives were achieved by the Company in all Performance Cycles completed on or before the date of the Change in Control; and (ii) 50%; provided that, in the case of

Performance Shares awarded after January 1, 1996, b shall equal (i) for all Performance Cycles that do not include at least one completed year at the Operative Date (as defined below), 100%, and (ii) for all Performance Cycles that include at least one completed year at the Operative Date, a percentage (which may be more than 100%), which represents the extent to which the Performance Objectives set forth in such award have been achieved by the Company in the applicable Performance Cycle assuming that the Company achieved 100% of its Performance Objectives for each year not completed at the Operative Date. For purposes of the foregoing, the "Operative Date" shall mean the date of the Change in Control. On the date one year after the Change in Control (the "One-Year Period"), the Company shall pay a Participant the cash to which such Participant is entitled with respect to the Performance Shares whose vesting has been accelerated based on the Change in Control unless, prior thereto, such Participant's employment shall have been terminated by the Company for Cause or such Participant shall have voluntarily terminated his/her employment without Good Reason (defined below), in either of which events such Participant shall forfeit all rights to such Performance Shares whose vesting has been accelerated based upon the Change in Control and which would not otherwise have vested and all rights to payment attributable to application of the Minimum Percentage and any distribution of Stock and/or cash with respect thereto. In the case of any Performance Cycle completed during the One-Year Period, payment of any amount due shall be made in accordance with Section 8(b), provided that any incremental payment due pursuant to the foregoing provisions of this Section 8(e) by reason of application of the Minimum Percentage shall be payable at the end of the One-Year Period unless forfeited.

      In the event of a Change in Control, the Board of Directors may elect by resolution prior to the Change in Control to continue the Plan (a "Plan Continuation"), in which event all Non-Accelerated Shares shall vest and be payable as if no Change in Control had occurred except as otherwise provided in the next two succeeding sentences. Following a Plan Continuation, if a Participant's employment shall be terminated by the Company without Cause or such Participant shall voluntarily terminate his orher employment for Good Reason, in either case prior to the completion of any Performance Cycle in respect of any Non-Accelerated Shares, then (i) all Non-Accelerated Shares outstanding at the date of the Change in Control and having Performance Cycles which shall not have been completed prior to the date of termination of employment shall be deemed to be Accelerated Shares ("Re-Accelerated Shares") for purposes of this paragraph (e) and (ii) payment in respect of such Re-Accelerated Shares shall be made as provided in this paragraph (e) for Accelerated Shares (except that the "Operative Date" shall mean the date of termination of employment) and shall be paid immediately if the One-Year Period shall have elapsed. In the event of a Plan Continuation, the Committee shall make such adjustments, if any, to the Performance Objectives and/or the method of calculating the Performance Objectives as it shall deem necessary or appropriate to preserve the value of the Non-Accelerated Shares consistent with the intent and the purpose of the Plan.

      For the purposes of this Section 8(e) "Good Reason" shall mean, in the context of a voluntary termination by a Participant of his or her employment with the Company, such termination within 90 days after the occurrence of any one of the following events without the Participant's express written consent:

            (i) the assignment to such Participant of any duties inconsistent with the Participant's position, duties, responsibilities, and status with the Company (or a Subsidiary) immediately prior to a Change in Control, or a substantive change in the Participant's titles or offices as in effect immediately prior to a Change in Control, or any removal of the Participant from or any failure to reelect the Participant to such positions, except in connection with the termination of the Participant's employment by the Company (or a Subsidiary) for Cause of by the Participant other than for Good Reason; or

            (ii) if the Participant's total cash compensation opportunities, including salary and incentives, for any fiscal year are less than the total cash compensation opportunities made available to the Participant in the completed fiscal year immediately preceding the Change in Control; or

            (iii) the failure of the Company (or a Subsidiary) to continue in effect any benefits or perquisites, or any pension, life insurance, medical insurance or disability plan in which the Participant was participating immediately prior to a Change in Control unless the Company (or a Subsidiary) provides the Participant with a plan or plans that provide substantially similar benefits, or the taking of any action by the Company (or a Subsidiary) that would adversely affect the Participant's benefits under any of such plans or deprive the Participant of any material fringe benefit enjoyed by the Participant immediately prior to a Change in Control; or

            (iv) any relocation of the Participant from the city where the Participant was located at the time of the Change in Control; or

            (v) following a Change in Control, Financial Security Assurance Inc. ceases to be a Subsidiary, or the Company sells or otherwise disposes of, in one transaction or a series of related transactions, assets or earning power aggregating more than 30% of the assets (taken at asset value as stated on the books of the Company determined in accordance with generally accepted accounting principles consistently applied) or earning power of the Company (on an individual basis) or the Company and its Subsidiaries (on a consolidated basis) to any other person or persons; or

            (vi) following a Change in Control, if the Participant is employed by a Subsidiary of the Company, such Subsidiary either ceases to be a Subsidiary of the Company or sells or otherwise disposes of, in one transaction or a series of related transactions, assets or earning power aggregating more than 30% of the assets (taken at asset value as stated on the books of the subsidiary determined in accordance with generally accepted accounting principles consistently applied) or earning power of such subsidiary (on an individual basis) or such Subsidiary and its Subsidiaries (on a consolidated basis) to any other person or persons.

      (f) Holders of Performance Shares Not To Be Treated As Stockholders. Neither any Participant awarded Performance Shares hereunder, nor any person entitled to exercise a Participant's rights thereto in the event of death, shall have any rights of a stockholder with respect to any share of Stock subject to such Participant's award of Performance Shares, except to the extent that a certificate for such shares shall have been issued as provided for herein.

      (g) Non-Transferability of Performance Shares. No Performance Share shall be transferrable by a Participant, or otherwise subject to voluntary or involuntary sale, pledge, anticipation, alienation, encumbrance, assignment, garnishment or attachment, other than by will or by the laws of descent and distribution.

      (h) Funding. Prior to the award of any Performance Shares, the Committee shall establish a funding vehicle, which may or may not be the Fund referred to in Section 7 hereof, to assist the Company with its obligations under this
Section 8. The Committee may provide that credits and allocations otherwise provided for by this Section 8 shall be adjusted to take into account the amount and timing of purchases and sales of, and dividends with respect to, Stock under such fund; the manner in which such fund otherwise operates; the amount of Stock in such fund from time to time; and such other factors as the Committee may deem relevant; provided that the limitation in Section 3 hereof may not be adjusted under this sentence. Any fund shall be designed not to cause the plan to be considered to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

Section 9. Transfer, Leave of Absence, etc.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      a. a transfer of an employee from the Company to a Subsidiary, or from a Subsidiary to the Company, or from one Subsidiary to another; or

      b. a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion).

Section 10.  Amendments and Termination

      The Board may amend, alter, or discontinue the Plan (or any portion thereof), but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee or recipient with respect to any Stock Option, Restricted Stock award, Equity Bonus or Performance Shares theretofore granted, without the optionee's or recipient's consent; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Stock, cause the Plan to fail to comply with (a)
Section 16 of the Act (or Rule 16b-3 under the Act), or (b) any other requirement of applicable law or regulation, unless and until the approval of the holders of such Stock is obtained.

      The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent.

Section 11. General Provisions

      a. The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view toward distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock or Performance Shares awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, such that application of such provisions is no longer required, or if and so long as the Committee otherwise determines that such application is no longer required.

      b. Subject to paragraph (d) below, recipients of Restricted Stock or Stock in respect of Equity Bonuses or Performance Shares under the Plan are not required to make any payment or provide consideration other than the rendering of past services and/or the commitment to render and rendering of future services.

      c. Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

      d. Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to the award; provided, however, that such tax withholding requirement may be met by the withholding of shares of Stock otherwise deliverable to the Participant, pursuant to procedures approved by the Committee. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Committee, in its discretion (and giving consideration to, without limitation, Section 16 of the Act), may permit an optionee hereunder to satisfy the withholding obligation, in whole or in part, by irrevocably electing to have the Company withhold shares of Stock, otherwise to be obtained upon the exercise of a Stock Option, having a Fair Market Value equal to the amount required to be withheld.

      e. At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

      f. Notwithstanding any other provision of the Plan, if the Committee determines that an individual entitled to take action or receive payments hereunder is an infant or incompetent by reason of physical or mental disability, it may permit such action to be made by or cause such payments to be made to a legal guardian, custodian or comparable party, without any further responsibility with respect thereto under the Plan.

Section 12. Effective Date of Plan

      The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock. The Plan shall not become effective unless it is so approved.

Section 13. Term of Plan

      No Stock Option, Restricted Stock award, Performance Shares award or Equity Bonus shall be granted pursuant to the Plan on or after the tenth anniversary of the date of the most recent stockholder approval of the Plan, but awards theretofore granted may extend beyond that date.

1. Election of Directors

FOR all nominees
listed below

WITHHOLD authority to vote
for all nominees listed below.

*EXCEPTIONS

Nominees: Robert P. Cochran, Robert N. Downey, Anthony M. Frank, Fudeji Hama, K. Thomas Kemp, Sean W. Mc Carthy, David O. Maxwell, James M. Osterhoff, James H. Ozanne, Richard A. Post, Roger K. Taylor and Howard M. Zelikow.

*Exceptions

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the EExceptionsE box and write the name(s) of the excluded nominee(s) in the space provided.

2. To approve the Company's 1993 Equity Participation Plan, as amended, and the performance goals applicable to awards of performance shares thereunder.

         FOR               AGAINST          ABSTAIN

3. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares thereunder.

         FOR               AGAINST          ABSTAIN

4. To ratify and approve the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.

         FOR               AGAINST          ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Change of address or comments: Mark here and indicate changes to the name and address as printed to the left.

The signature on this Proxy should correspond exactly with the shareholder's name as printed to the left. In the case of joint tenancies, co-executors or co-trustees, both should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.

Dated:   , 1999

Signature

Signature

Votes must be indicated
(x) in Black or Blue ink.

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
Annual Meeting of Shareholders
May 13, 1999

PROXY/VOTING INSTRUCTION CARD

This proxy is solicited on behalf of the Board of Directors of Financial Security Assurance Holdings Ltd. for the Annual Meeting of Shareholders on May 13, 1999

The undersigned appoints Robert P. Cochran, Roger K. Taylor and Bruce E. Stern, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Financial Security Assurance Holdings Ltd. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 13, 1999, and at any adjournment or postponement thereof, as indicated on the reverse side, hereby revoking all proxies heretofore given with respect to such shares.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1, 2, 3 and 4.

(Continued, and to be signed and dated, on the reverse side.)

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
P.O. BOX 11008
NEW YORK, N.Y. 10203-0008